UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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[   ]     Soliciting Material Pursuant to §240.14a-12

HOMETRUST BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 15, 2015

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of HomeTrust Bancshares, Inc., we cordially invite you to attend our annual meeting of stockholders.  The meeting will be held at 10:00 a.m., local time, on Monday, November 30, 2015, at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina.
An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.  Stockholders are being asked to consider and vote upon: (1) the election of four directors of the Company; (2) the approval of an amendment to the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan in order to extend the plan's final expiration date to August 31, 2018; and (3) the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2016.
This year we are again using a Securities and Exchange Commission rule to furnish our proxy statement, Annual Report and proxy card over the internet to stockholders.  This means that stockholders will not receive paper copies of these documents.  Instead, stockholders will receive only a notice containing instructions on how to access the proxy materials over the internet.  This rule allows us to lower the costs of delivering the annual meeting materials and reduce the environmental impact of the meeting.  If you would like to receive a copy of the printed materials, the notice contains instructions on how you can request copies of these documents.
Regardless of whether you plan to attend the annual meeting in person, please read the accompanying proxy statement and then vote by internet, telephone or mail as promptly as possible.  Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.
Your Board of Directors and management are committed to the continued growth and success of HomeTrust Bancshares, Inc. and the enhancement of your investment.  As Chairman and Chief Executive Officer, I want to express my appreciation for your confidence and support.
Very truly yours, /s/ Dana L. Stonestreet Dana L. Stonestreet Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 30, 2015

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of HomeTrust Bancshares, Inc. will be held as follows:
TIME AND DATE	10:00 a.m. local time Monday, November 30, 2015
PLACE	Renaissance Hotel 31 Woodfin Street Asheville, North Carolina
ITEMS OF BUSINESS	(1)	The election of four directors.
	(2)	The approval of an amendment to the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan in order to extend the plan's final expiration date to August 31, 2018.
	(3)	The ratification of the appointment of Dixon Hughes Goodman LLP as HomeTrust Bancshares, Inc.'s independent auditors for the fiscal year ending June 30, 2016.
RECORD DATE	Holders of record of HomeTrust Bancshares, Inc. common stock at the close of business on September 25, 2015 are entitled to vote at the annual meeting or any adjournment or postponement thereof.
PROXY VOTING

It is very important that your shares be represented and voted at the annual meeting.  Regardless of whether you plan to attend the annual meeting in person, please read the accompanying proxy statement and then vote by internet, telephone or mail as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Dana L. Stonestreet DANA L. STONESTREET Chairman of the Board, President and Chief Executive Officer

Asheville, North Carolina
October 15, 2015

HOMETRUST BANCSHARES, INC.
10 Woodfin Street
Asheville, North Carolina 28801
(828) 259-3939
_______________________________

PROXY STATEMENT
_______________________________

INTRODUCTION

The HomeTrust Bancshares, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's upcoming annual meeting of stockholders.  The annual meeting of stockholders will be held at 10:00 a.m., local time, on Monday, November 30, 2015 at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina.  At the meeting, stockholders will be asked to vote on three proposals.  The proposals are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below.  Stockholders also will consider any other matters that may properly come before the meeting or any adjournment or postponement of the meeting, although the Board of Directors knows of no other business to be presented.  HomeTrust Bancshares, Inc. is referred to in this proxy statement from time to time as the "Company," "HomeTrust Bancshares," "we," "us" or "our."  Certain of the information in this proxy statement relates to HomeTrust Bank, N.A. (sometimes referred to as the "Bank"), a wholly owned subsidiary of the Company.
We have decided to again use the "Notice and Access" rule adopted by the Securities and Exchange Commission (the "SEC") to provide access to our proxy materials over the internet instead of mailing a printed copy of the proxy materials to each stockholder. As a result, on or about October 15, 2015, we mailed to all stockholders only a "Notice of Internet Availability of Proxy Materials" that tells them how to access and review the information contained in the proxy materials and how to vote their proxies over the internet.  You will not receive a printed copy of the proxy materials in the mail unless you request the materials by following the instructions included in the Notice of Internet Availability of Proxy Materials.
By submitting your proxy, either by executing and returning the accompanying proxy card or by voting electronically via the internet or by telephone, you authorize the Company's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.
This proxy statement and the accompanying materials are first being made available to stockholders on or about October 15, 2015.
Your proxy vote is important.  Whether or not you plan to attend the meeting, please vote your proxy by internet, telephone or mail as promptly as possible.
INFORMATION ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
At the annual meeting, stockholders will be asked to vote on the following proposals:
Proposal 1.	The election of four directors of the Company.
Proposal 2.
The approval of an amendment to the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan in order to extend the plan's final expiration date to August 31, 2018 (the "Tax Benefits Preservation Plan Amendment").

Proposal 3.	The ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2016.

Stockholders also will transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.  Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote FOR the election of the director nominees named in this proxy statement, FOR the approval of the Tax Benefits Preservation Plan Amendment and FOR the ratification of the appointment of Dixon Hughes Goodman LLP.
Who is entitled to vote?
The record date for the meeting is September 25, 2015.  Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting.  The only class of stock entitled to vote at the meeting is the Company's common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the meeting; provided, however, that pursuant to Section D of Article 5 of the Company's charter, no person who beneficially owns more than 10% of the shares of the Company's common stock outstanding as of the record date may vote shares in excess of that amount.  At the close of business on the record date there were 19,077,775 shares of common stock outstanding.
What if my shares are held in "street name" by a broker?
If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to any "non‑discretionary" items.  In the case of non-discretionary items, the shares will be treated as "broker non-votes."  Whether an item is discretionary is determined by the exchange rules governing your broker.  It is expected that the ratification of the appointment of Dixon Hughes Goodman LLP will be considered a discretionary item and that the election of directors and the approval of the Tax Benefits Preservation Plan Amendment will be considered non-discretionary items.
What if I hold shares through a 401(k) account under the HomeTrust Bank KSOP?
Shares of HomeTrust Bancshares common stock purchased through an account under the 401(k) plan component of the HomeTrust Bank KSOP (the "KSOP") are held as part of the 401(k) plan component's Employer Stock Fund.  The Employer Stock Fund is comprised of shares of HomeTrust Bancshares common stock.  If you hold an interest in the Employer Stock Fund, the KSOP trustee will provide instructions to you on how to exercise voting rights with respect to your proportionate interest in the Employer Stock Fund. The number of shares of common stock held in the Employer Stock Fund that the KSOP trustee votes for, withhold (in the case of the election of directors), against and abstain on each matter will be proportionate to the voting instructions given by the 401(k) plan component participants. Where no voting instructions are given by the participant, the shares will be voted in the manner directed by the KSOP trustee.
What if I hold shares through an employee stock ownership plan account under the KSOP?
The KSOP contains an employee stock ownership plan component (the "ESOP Component") for our employees, which beneficially owned 1,058,000 shares of the Company's common stock as of the voting record date, or approximately 5.5% of total shares outstanding as of the voting record date.  As of the voting record date, 152,719 of the shares held by the ESOP component had been allocated to participant accounts.  Each participant may instruct the KSOP trustee how to vote the shares of common stock allocated to his or her account under the ESOP component.  If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant's shares in accordance with the instructions.  Where properly executed voting instruction cards are returned to the trustee with no specific instruction as to how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of the director nominees named in this proxy statement, "FOR" the approval of the Tax Benefits Preservation Plan Amendment and "FOR" the ratification of the appointment of Dixon Hughes Goodman LLP.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP component account, and in the case of shares held in the ESOP component but not allocated to any participant's account, the trustee will vote such shares in the same proportion as directed by the participants who directed the trustee as to the manner of voting their allocated shares in the ESOP component with respect to each proposal.
How many shares must be present to hold the meeting?
A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of the Company's common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non‑votes will be included in the calculation of the number of shares considered to be present at the meeting.
What if a quorum is not present at the meeting?
If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the meeting.
How do I vote?
1.  You may vote by mail.  If you properly complete and sign the proxy card, it will be voted in accordance with your instructions.
2.  You may vote by telephone.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included on the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.
3.  You may vote on the internet.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the internet by following the instructions included on the proxy card.  If you vote on the internet, you do not have to mail in your proxy card.
4.  You may vote in person at the meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of the Company's common stock on September 25, 2015, the record date for voting at the annual meeting.
Can I vote by telephone or on the internet if I am not a registered stockholder?
If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the internet.
Can I change my vote after I submit my proxy?
If you are a registered stockholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:
•	signing another proxy with a later date;
•	voting by telephone or on the internet -- your latest telephone or internet vote will be counted;

•	giving written notice of the revocation of your proxy to the Corporate Secretary of the Company prior to the annual meeting; or
•	voting in person at the annual meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.
What if I do not specify how my shares are to be voted?
If you are a registered stockholder and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:
•	FOR the election of the four director nominees named in this proxy statement;
•	FOR the approval of the Tax Benefits Preservation Plan Amendment; and
•	FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2016.

Will any other business be conducted at the annual meeting?
The Board of Directors knows of no other business that will be conducted at the meeting.  If any other business properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
How many votes are required to approve the proposals?
Director nominees who receive the highest number of votes for the positions to be filled will be elected.  The approval of the Tax Benefits Preservation Plan Amendment and the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors both require the affirmative vote of a majority of the votes cast on the matter.
How will withheld votes and abstentions be treated?
If you withhold authority to vote for one or more director nominees or if you abstain from voting on any of the other proposals, your shares will still be included for purposes of determining whether a quorum is present.  If you abstain from voting on any of the proposals other than the election of directors, your shares will be included in the number of shares voting on that proposal and, consequently, your abstention will have the same practical effect as a vote against that proposal.
How will broker non‑votes be treated?
Shares treated as broker non‑votes on one or more proposals will be included for purposes of calculating the presence of a quorum.  Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.  Consequently, any broker non-votes will have the following effects:
Proposal 1	Broker non-votes will have no effect on the election of directors.
Proposals 2 and 3
Broker non-votes will not be counted in determining the number of shares necessary for the approval of the Tax Benefits Preservation Plan Amendment or the ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for the approval of each of these proposals.

Who can I call if I have questions?
If you have any questions, you can call Teresa White, Executive Vice President, Chief Administration Officer and Corporate Secretary, at 828-350-4808.

STOCK OWNERSHIP
As of September 25, 2015, there were 19,077,775 shares of the Company's common stock outstanding.  The following table sets forth, as of September 25, 2015, certain information as to the only person known by management to be the beneficial owner of more than five percent of the outstanding shares of our common stock:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

HomeTrust Bank KSOP 10 Woodfin Street Asheville, North Carolina 28801	1,058,000	(1)	5.5%
_______________
(1)
Of the 1,058,000 shares held by the ESOP component of the KSOP as of September 25, 2015, 152,719 were allocated to ESOP component participant accounts.  Each ESOP component participant may instruct the KSOP trustee how to vote the shares of common stock allocated to his or her ESOP component account.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP component account, and in the case of shares held in the ESOP component but not allocated to any participant's account, the trustee will vote such shares in the same proportion as directed by the ESOP component participants who directed the trustee as to the manner of voting their allocated shares in the ESOP component with respect to each proposal.

The following table sets forth, as of September 25, 2015, certain information as to the shares of common stock beneficially owned by our directors and named executive officers and by all directors and executive officers as a group.  The address of each person in the table is: c/o HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801.
Name	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(7)

H. Stanford Allen	35,561	(3)	.19%
Sidney A. Biesecker	49,954	(3)	.26
Robert. G. Dinsmore, Jr.	26,100		.14
William T. Flynt	40,100		.21
J. Steven Goforth	40,100		.21
Keith J. Houghton	2,000		.01
Craig C. Koontz	49,365		.26
Larry S. McDevitt	35,960		.19
F.K. McFarland, III	42,700	(5)	.22
Peggy C. Melville	50,100		.26
Howard L. Sellinger	82,534	(3)(4)	.43
Anderson L. Smith	9,983		.05
Robert E. Shepherd, Sr.	33,135		.17
Dana L. Stonestreet	354,542	(3)(4)(6)	1.85
Tony J. VunCannon	89,119	(3)(4)	.47
C. Hunter Westbrook	70,201	(3)	.37
Directors and Executive Officers as a Group (18 persons)	1,069,968	(3)(4)	5.50%
_______________
(1)
Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or dispositive powers. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.

(2)
Included in the shares beneficially owned by the directors and executive officers are options to purchase shares of the Company's common stock which are currently exercisable or which will become exercisable within 60 days after September 25, 2015, as follows: Mr. Allen – 16,000 shares; Mr. Biesecker – 16,000 shares; Mr. Dinsmore – 12,000 shares; Mr. Flynt – 16,000 shares; Mr. Goforth – 16,000 shares; Mr. Houghton – 2,000 shares; Mr. Koontz – 16,000 shares; Mr. McDevitt – 16,000 shares; Mr. McFarland – 16,000 shares; Ms. Melville – 16,000 shares; Mr. Sellinger – 36,000 shares; Mr. Shepherd – 16,000 shares; Mr. Stonestreet – 84,000 shares; Mr. VunCannon – 36,000 shares; Mr. Westbrook – 36,000 shares; and all directors and executive officers as a group –386,000 shares.
(3)
Includes shares allocated to accounts under the ESOP component of the KSOP, as follows: Mr. Allen – 1,543 shares; Mr. Biesecker – 2,020 shares; Mr. Smith – 673 shares; Mr. Stonestreet – 2,421 shares; Mr. Westbrook – 2,421 shares; Mr. VunCannon – 2,359 shares; Mr. Sellinger – 2,414 shares; and all directors and executive officers as a group – 15,897 shares.

(4)
Includes shares held in accounts under the 401(k) plan component of the KSOP, as follows: Mr. Stonestreet – 61,821 shares; Mr. VunCannon – 21,003 shares; Mr. Sellinger – 14,654 shares; and all directors and executive officers as a group – 97,478 shares.

(5)	Includes 3,800 shares held by Mr. McFarland's spouse.
(6)	Includes 30,000 shares held by Mr. Stonestreet's spouse.
(7)
Shares subject to options which are currently exercisable or which will become exercisable within 60 days after September 25, 2015 are deemed outstanding for purposes of calculating the percentage ownership of the person holding those options, but are not treated as outstanding for purposes of calculating the percentage ownership of any other person.

PROPOSAL I
 ELECTION OF DIRECTORS
The Company's Board of Directors currently consists of 12 members but will be reduced to ten members upon the retirement of William T. Flynt and Robert E. Shepherd, Sr. as directors effective upon the commencement of the annual meeting.  Approximately one-third of the Company's directors are elected annually.  Directors of the Company are elected to serve for a three-year term or until their respective successors are elected and qualified.
The following table sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office.  The Board of Directors, acting on the recommendation of the Governance and Nominating Committee, has recommended and approved the nominations of Sidney A. Biesecker, Robert G. Dinsmore, Jr., Larry S. McDevitt and Peggy C. Melville to serve as directors, each for a term of three years to expire at the annual meeting of stockholders to be held in fiscal 2019, following the Company's fiscal year ending June 30, 2018.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the authority to vote for a nominee is withheld) will be voted at the annual meeting FOR the election of these director nominees.  If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, acting on the recommendations of the Governance and Nominating Committee.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.
Name	Age(1)	Position(s) Held in the Company and the Bank	Director Since(2)	Term of Office Expires in Fiscal

NOMINEES

Sidney A. Biesecker	64	Director	2010	2019
Robert G. Dinsmore, Jr.	70	Director	2012	2019
Larry S. McDevitt	73	Director	1987	2019
Peggy C. Melville	71	Director	2006	2019

DIRECTORS REMAINING IN OFFICE

H. Stanford Allen	62	Director	2010	2017
J. Steven Goforth	70	Director	2002	2017
Anderson L. Smith	67	Director, Eastern Tennessee Market President	2014	2017
Dana L. Stonestreet	61	Chairman, President and Chief Executive Officer	2007	2017
Craig C. Koontz	65	Director	2010	2018
F. K. McFarland, III	58	Director	2003	2018
_________________________
(1)	As of June 30, 2015.
(2)	Includes service as a director of the Bank.

Business Experience and Qualifications of Our Directors
The Board believes that the years of service that our directors have with us is one of their most important qualifications for service on our Board.  This service has given them extensive knowledge of the banking business and of the Company.  Furthermore, their service on our Board committees, especially in areas of audit, risk management and compensation, is critical to their ability to oversee the management of the Company by our executive officers.  Service on the Board by our Chief Executive Officer is critical to aiding the outside directors' understanding of the issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.  The business experience of each of our directors for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his or her service as a director are set forth below. Unless otherwise indicated, each director has held his or her current position for the past five years.
Sidney A. Biesecker.  On January 31, 2015, Mr. Biesecker retired as Senior Vice President of HomeTrust Bank and President for HomeTrust Bank's Industrial Federal Bank division, positions he had held since HomeTrust Bank's acquisition of Industrial Federal Bank in February 2010.  Prior to the acquisition, Mr. Biesecker held various officer positions for Industrial Federal Bank since 1974, including President and Chief Executive Officer since 1990.  Mr. Biesecker has served as a director of Industrial Federal Bank since 1992.  Mr. Biesecker was appointed to the Board of Directors of HomeTrust Bank in 2010.  Mr. Biesecker has served on the boards and committees of numerous community organizations.
From over 40 years working for Industrial Federal Bank, Mr. Biesecker brings to the Board extensive knowledge of nearly all areas of banking operations and experience in all aspects of risk management.
Robert G. Dinsmore, Jr.  Mr. Dinsmore was appointed as a director of HomeTrust Bancshares in August 2012 and became a director of HomeTrust Bank in November 2012.  Mr. Dinsmore is a certified public accountant and worked in various roles for KPMG for nearly 30 years, retiring as a partner in 1999.  Subsequent to that, Mr. Dinsmore worked as a consultant on general corporate matters and on U.S. and international tax and merger and acquisition matters for Zellweger Luwa, AG, a multi-national equipment manufacturer and air engineering services company based in Zurich, Switzerland (from 1999 to 2008), and for Bahnson Holdings, Inc., a specialty engineering, manufacturing and mechanical contracting company based in Winston-Salem, North Carolina (from 2008 to 2011).  From 2001 until it was acquired by another company in 2009, Mr. Dinsmore served as a director and audit committee chair of American Community Bancshares, Inc., the publicly held parent of Monroe, North Carolina-based American Community Bank.
Mr. Dinsmore's background as a certified public accountant and his other business experience, including having previously served as a director and audit committee chair in the banking industry, are of great benefit to our Board of Directors.
Larry S. McDevitt.  Mr. McDevitt is an attorney who has been in private practice in Asheville, North Carolina since 1968. He is a principal, and past President, of the Van Winkle Law Firm and is also the Managing Principal of its recently opened office in Charlotte, North Carolina; his Firm is not an affiliate of HomeTrust Bank. Mr. McDevitt has been involved in local government for over 35 years, having previously served as Mayor of Asheville, as an Asheville City Councilman, and as County Attorney for Buncombe County. Mr. McDevitt became a director of HomeTrust Bank in 1987 and currently serves as Lead Director.
Mr. McDevitt brings to the Board both a strong legal background and deep ties to the community from his prior service in local government. While his principal focus as an attorney is civil litigation, he has also had significant experience in representing businesses in corporate matters, antitrust issues, and mergers and acquisitions. In addition, he has headed or managed organizations, agencies, or governments with budgets involving millions of dollars. These experiences enable him to understand and deal effectively with the issues faced by the Bank.
During his career, Mr. McDevitt has been recognized by his peers through designations or elections to the American College of Trial Lawyers, The International Society of Barristers, American Corporate Counsel, Best Lawyers in America, Super Lawyers, and Legal Elite. He was also elected President of the North Carolina Bar Association, President of the University of North Carolina Law School Alumni Association, Chair of the North Carolina State Bar IOLTA Board, and for eleven years North Carolina's sole State Delegate to the American Bar Association.
Peggy C. Melville.  Ms. Melville retired as Senior Vice President and Chief Administration Officer of HomeTrust Bank in 2008, having joined the Bank in 1970.  Ms. Melville became a director of HomeTrust Bank in 2006 and served as Corporate Secretary of HomeTrust Bank until December 2011.  Ms. Melville has served as a leader and board member for numerous community organizations, including as Chair of the board of trustees of Haywood Community College, as a board member of Advantage West, a regional economic development partnership for Western North Carolina, as a board member of the Pigeon River Fund and as a former board member of Western North Carolina Tomorrow.  Ms. Melville has further contributed to the community by participating as

President of the Haywood County Chamber of Commerce, as President of the Haywood County Schools Foundation, and as a board member of Folkmoot, North Carolina's International Folk Festival.
From her 38 years of working for HomeTrust Bank, Ms. Melville has invaluable institutional knowledge of HomeTrust Bank's operations and its history, which serve her well as a Board member.
H. Stanford Allen.  On January 31, 2015, Mr. Allen retired as Senior Vice President of HomeTrust Bank and President for HomeTrust Bank's Cherryville Federal Bank division, positions he had held since the acquisition of Cherryville Federal Bank in September 2010.  Prior to the acquisition, Mr. Allen held various officer positions for Cherryville Federal Bank since 1978, including Senior Vice President, Secretary and Treasurer from 1990 to 1995, Executive Vice President and Senior Loan Officer in 1996 and President and Chief Executive Officer from 1996 to 2010.  Mr. Allen also has served as a director of Cherryville Federal Bank since 1989.  Mr. Allen was appointed to the Board of Directors of HomeTrust Bank in 2010.
From his more than 35 years of service at Cherryville Federal Bank, Mr. Allen brings a wealth of knowledge and experience to the Board in nearly all areas of banking operations as well as risk management.
J. Steven Goforth.  Since 1965, Mr. Goforth has served as President of Southco Industries, Inc., Shelby, North Carolina, which manufactures forestry truck bodies, serves as a dealer for truck equipment manufacturers and provides material handling products for the custom steel fabrication industry.  Mr. Goforth has served as a director of Shelby Savings Bank since 1988.  Mr. Goforth became a director of HomeTrust Bank in 2002.
As the owner and operator of several businesses outside of the banking industry, Mr. Goforth brings a different perspective to the Board.
Anderson L. Smith.  Mr. Smith served as a director and as President and Chief Executive Officer of Jefferson Bancshares, Inc. ("Jefferson Bancshares") and its subsidiary bank, Jefferson Federal Bank (Morristown, Tennessee) ("Jefferson Federal"), from March 2003 and January 2002, respectively, until the completion of the mergers (collectively, the "Jefferson Merger") of Jefferson Bancshares and Jefferson Bank into HomeTrust Bancshares and HomeTrust Bank, respectively, effective May 31, 2014.  Prior to joining Jefferson Federal, Mr. Smith was President, Consumer Financial Services - East Tennessee Metro, First Tennessee Bank, National Association.  Mr. Anderson's appointment to the Board was made pursuant to the merger agreement between HomeTrust Bancshares and Jefferson Bancshares.  Upon completion of the Jefferson Merger, Mr. Anderson became Eastern Tennessee Regional President of HomeTrust Bank.
Mr. Smith's extensive executive-level experience in the Eastern Tennessee banking industry and involvement in business and civic organizations in that area affords the Board valuable insight regarding the business and operations of HomeTrust Bank in that region.
Dana L. Stonestreet.  As part of the CEO succession plan for HomeTrust Bancshares and HomeTrust Bank, Mr. Stonestreet, who had been serving as President and Chief Operating Officer and as a director of HomeTrust Bank since 2008 and as President and Chief Operating Officer of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion, became President and Co-Chief Executive Officer of HomeTrust Bancshares and HomeTrust Bank effective July 1, 2013 and Chairman, President and Chief Executive Officer of HomeTrust Bancshares and HomeTrust Bank effective November 25, 2013.  Mr. Stonestreet joined HomeTrust Bank in 1989 as its Chief Financial Officer and was promoted to Chief Operating Officer in 2003.  Mr. Stonestreet began his career with Hurdman & Cranston (an accounting firm that was later merged into KPMG) as a certified public accountant.  Mr. Stonestreet serves as a director of the HUB Community Economic Development Alliance Board and is Chairman of the North Carolina Bankers Association Health and Benefits Trust Board.   In addition, Mr. Stonestreet has served as a director and chairman of the Asheville Area Chamber of Commerce and as a director of United Way, RiverLink, the YMCA, the North Carolina Bankers Association and other community organizations.
Mr. Stonestreet's 26 years of service with HomeTrust Bank gives him in-depth knowledge of nearly all aspects of its operations.  Mr. Stonestreet's accounting background and prior service as HomeTrust Bank's Chief Financial Officer also provide him with a strong understanding of the various financial matters brought before the Board.

Craig C. Koontz.  In 2011, Mr. Koontz became the Information Technology Director of Eastern Region for Atrium Windows and Doors, Inc., a manufacturer of residential vinyl and aluminum windows and patio doors.  Prior to being promoted to this position, Mr. Koontz served as IT Director for Atrium's North Carolina operations since 2002.  From 1999 to 2002, Mr. Koontz served as Corporate IT Project Manager for Lifestyle Furnishings International, and from 1978 to 1999 served as Vice President of Information Technology and Customer Service for Lexington Furniture Industries.  Mr. Koontz has served as a director of Industrial Federal Bank since 1990.  Mr. Koontz became a director of HomeTrust Bank in 2010.
Mr. Koontz has worked in the information technology field for over 40 years, 35 of which he has been involved with supporting systems that provide information used in financial reporting systems.  This has given Mr. Koontz a sound understanding of internal and external auditing matters, especially with regard to information technology.  Coupled with his knowledge of and experience with information technology matters in general, this has made Mr. Koontz a valued member of the Board.
F.K. McFarland, III. Since 1994, Mr. McFarland has served as President of McFarland Funeral Chapel, Inc.  Mr. McFarland has served on a number of other community boards, including the board of trustees of St. Luke's Hospital, the zoning board for Tryon, North Carolina, the Hospice of the Carolina Foothills, the Polk County, North Carolina Chamber of Commerce, the American Cancer Society – Polk County Unit (as Chairman) and the Forbes Foundation and the McAlister Foundation, which are both philanthropic organizations.  Mr. McFarland joined the Board of Directors of HomeTrust Bank in 2003.
Mr. McFarland adds value to the Board through his experience as a small business owner and operator for over 30 years and his strong ties to the local community from his other board service.
Executive Officers Who Are Not Also Directors
Set forth below is a description of the business experience for at least the past five years of each executive officer who is not also a director of the Company.  Each executive officer's age is as of June 30, 2015.
Howard L. Sellinger.  Mr. Sellinger, age 62, has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Information Officer of HomeTrust Bank since July 2006.  Mr. Sellinger joined HomeTrust Bank in 1975 as a management trainee.  Mr. Sellinger was the office manager of the Skyland office from 1976 to 1978. He also served as head of mortgage loan operations with loan approval authority, head of loan servicing with workout approval authority and was responsible for regulatory compliance in lending and deposit operations for many years. In 1988, he was named Operations Manager and was promoted to Vice President and Chief Information Officer in 1997.  In addition, Mr. Sellinger has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Information Officer of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion.
Tony J. VunCannon.  Mr. VunCannon, age 50, is a certified public accountant and has served as Executive Vice President (Senior Vice President prior to December 22, 2014), Chief Financial Officer and Treasurer of HomeTrust Bank since July 2006. From March 1997 to June 2006, Mr. VunCannon served as Vice President and Treasurer of HomeTrust Bank and from April 1992 to February 1997, Mr. VunCannon served as Controller of HomeTrust Bank.  In addition, Mr. VunCannon has served as Executive Vice President (Senior Vice President prior to December 22, 2014), Chief Financial Officer and Treasurer of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion.  Previously, Mr. VunCannon was employed by KPMG in Charlotte, North Carolina.
C. Hunter Westbrook.  Mr. Westbrook, age 52, has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Banking Officer of HomeTrust Bank since June 2012.  Mr. Westbrook also holds these positions with HomeTrust Bancshares.  He began his career in banking with TCF Bank in Minneapolis and later joined TCF National Bank Illinois as Senior Vice President of Finance.  In 2004 he was promoted to Executive Vice President of Retail Banking for Illinois, Wisconsin and Indiana markets that included 250 branches and $4 billion in deposits.  He also served as President and Chief Executive Officer of First Community Bancshares in Texas, from 2006 to 2008, where he was responsible for repositioning the bank's retail operating model and implemented the bank's retail and corporate lending product offerings.  In his most recent role, Mr. Westbrook served as Executive Vice President and Chief Operations Officer from 2008 to 2010 and as President and Chief Executive Officer from 2010 to 2012 of Second Federal Savings and Loan Association of

Chicago, where he significantly grew core operating revenue, net checking account balances, and repositioned the bank's entire product line.
Keith J. Houghton.  Mr. Houghton, age 53, has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Credit Officer of HomeTrust Bank since March 2014. Mr. Houghton has more than 25 years of experience in the banking industry.  For nearly 17 years, he held a variety of senior positions in the credit and lending areas with StellarOne Corporation, a Charlottesville, VA-based bank holding company with approximately $3 billion in assets, and its predecessors, until the sale of StellarOne to another bank in January 2014.  The most recent of those positions was Chief Credit Risk Officer, which Mr. Houghton held since 2007.
R. Parrish Little. Mr. Little, age 47, joined HomeTrust Bank in March 2015 as Executive Vice President and Chief Risk Officer.  Mr. Little has more than 25 years of experience in the financial services industry serving in internal audit and risk management leadership positions. He began his career in banking with Citizens & Southern National Bank (Bank of America) in Columbia, S.C. as an auditor.  In 1995 he managed and led audit initiatives with Fleet Financial Group's (Bank of America) mortgage lending operations. He served in several leadership roles with Bank of America in Greensboro and Charlotte, N.C. from 1997 to 2007, during which time he was promoted to Senior Vice President. He joined First Citizens Bank and Trust in Columbia, South Carolina in 2008 as Director of Risk Management. In his most recent role there, which he held prior to joining HomeTrust Bank, he served as Chief Audit Executive of First Citizens Bank and Trust and directed the Internal Audit team.
Teresa White.  Ms. White, age 58, has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Administration Officer of HomeTrust Bank since May 2011.  Ms. White was also appointed as Corporate Secretary of HomeTrust Bank in December 2011.  In addition, Ms. White has served as Executive Vice President (Senior Vice President prior to December 22, 2014), Chief Administration Officer and Corporate Secretary of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion.  Prior to joining HomeTrust Bank, since 2006, Ms. White served as Senior Vice President, Chief of Human Resources and Training Officer for Capital Bank, Raleigh, North Carolina, a publicly held community bank with approximately $1.7 billion in assets.  From 2005 to 2006, Ms. White served as Director, Corporate Human Resources, for Nash Finch Company, Edina, Minnesota, a leading food retail and distribution company.  From 2002 to 2005, Ms. White served as Director of Human Resources for ConAgra Foods Snack Foods Group, Edina, Minnesota, a division of ConAgra Foods.
Director Independence
The Company's Board of Directors has determined that the following directors, constituting a majority of the Board, are "independent directors," as that term is defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market ("NASDAQ"): Dinsmore, Flynt, Goforth, Koontz, McFarland, Melville, McDevitt and Shepherd.
Board Leadership Structure and Role in Risk Oversight
Leadership Structure. We currently combine the positions of Chief Executive Officer and Chairman into one position. We believe that this structure is appropriate because of the primarily singular operating environment of the Company and HomeTrust Bank, with our predominant focus on being a provider of retail financial services. Having the Chief Executive Officer and Chairman involved in the daily operations of this focused line of operations improves the communication between management and the Board and ensures that the Board's interest is represented in our daily operations, particularly with regard to risk management. Because the Chairman and Chief Executive Officer positions are currently combined, the Board of Directors decided to designate a non-management director (currently Director McDevitt) to serve as lead director. The lead director is responsible for presiding over executive sessions of the non-management directors held outside the presence of the Chairman, and for serving as a liaison between the non-management directors and the Chairman.
Role in Risk Oversight. Risk is inherent with the operation of every financial institution, and how well an institution manages risk can ultimately determine its success. We face a number of risks, including but not limited to credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board has ultimate responsibility for the oversight of risk management. The Board believes that risk management, including setting appropriate risk limits and monitoring mechanisms, is an integral component and cannot be separated from strategic planning, annual operating planning, and daily management of our business. Consistent with this approach as well as based on the belief that certain risks require an oversight focus that a Board committee can better provide, the Board has delegated the oversight of certain risk areas to certain committees of the Board. The responsibilities of the Audit, Compliance and Enterprise Risk Management Committee of the Board of Directors (the "ACER Committee") include enterprise risk management, which encompasses the primary risks faced by HomeTrust Bank in its operations.  The responsibilities of the Compensation Committee of the Board of Directors include the consideration of risks in connection with incentive and other compensation programs. See "—Board Meetings and Committees." These committees regularly provide reports of their activities and recommendations to the full Board. In addition, members of senior management regularly attend meetings of the Board to report to the Board on the primary areas of risk that we face.
Board Meetings and Committees
The current members of the Boards of Directors of the Bank and the Company are identical.  Meetings of the Company's and the Bank's Boards of Directors are generally held on a monthly basis.  During the fiscal year ended June 30, 2015, the Board of Directors of the Company held 13 meetings and the Board of Directors of the Bank held 13 meetings.  During fiscal year 2015, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of each Board and the total number of meetings held by the committees of each Board on which committees he or she served during the period in which he or she served.
The Company's Board of Directors has the following standing committees, which are summarized below: ACER; Compensation; Executive; Governance and Nominating; and Investment.
Audit, Compliance and Enterprise Risk Management (ACER) Committee.  The ACER Committee is currently comprised of Directors Dinsmore (Chairman), Flynt, Goforth, Koontz, McFarland, Melville and Shepherd, each of whom is "independent," as independence for audit committee members is defined in the NASDAQ Marketplace Rules.  The Company's Board of Directors has determined that Mr. Dinsmore is an "audit committee financial expert," as defined in Item 407(d)(5) of SEC Regulation S-K.
The ACER Committee operates under a written charter adopted by the Company's Board of Directors, a copy of which is available on the Company's website, located at www.hometrustbanking.com, by clicking "Investor Relations" and then "Governance Documents."  The ACER Committee is appointed by the Company's Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to: the integrity of the Company's consolidated financial statements and the accounting and financial reporting processes; the systems of internal accounting and financial controls; compliance with legal and regulatory requirements and the Company's policies; the annual independent audit of the Company's consolidated financial statements and internal control over financial reporting; the independent auditors' qualifications and independence; the performance of the Company's internal audit department and independent auditors; the implementation and enforcement of the Company's risk management policies and procedures; and any other areas of potential financial risk to the Company specified by its Board of Directors.  The ACER Committee also is responsible for hiring, retaining and terminating the Company's independent auditors.  In addition, the ACER Committee reviews, at least annually, the Company's Code of Ethics and Conduct and if appropriate, make recommendations for Board approval with respect to modifications or enhancements to the Code, and consider requested waivers from the Code, if any, for directors and executive officers.  The ACER Committee met ten times in fiscal 2015.
Compensation Committee.  The Compensation Committee is currently comprised of Directors Shepherd (Chairman), Dinsmore, Goforth and Koontz, each of whom is an "independent director," as that term is defined in the NASDAQ Marketplace Rules.  The Compensation Committee is responsible for reviewing and evaluating executive compensation and administering the Company's compensation and benefit programs.  The Compensation Committee also is responsible for:
•	reviewing from time to time the Company's compensation plans and, if the Committee believes it to be appropriate, recommending that the Board amend these plans or adopt new plans;
•	overseeing the evaluation of management, and recommending to the Board the compensation for executive officers, including salary, bonus, short-term incentives, long-term incentives and all other forms of compensation, including participation in tax-qualified and non-qualified benefit plans. This includes evaluating performance following the end of incentive periods and setting specific awards for executive officers; forms of compensation, including participation in tax-qualified and non-qualified benefit plans. This includes evaluating performance following the end of incentive periods and setting specific awards for executive officers;
•	reviewing and setting the amount of the Company's matching and profit sharing contributions under the 401(k) plan each year;
•	performing such duties and responsibilities as may be assigned to the Committee under the terms of any executive or employee compensation plan;
•	reviewing annually all employment contracts with the Company's executive officers and recommend to the Board the amendment, extension or termination of such contracts as deemed appropriate, and consider any proposed new employment contracts with executive officers;
•	periodically reviewing and setting the appropriate level of compensation and the appropriate mix of cash compensation and equity compensation for Board and Board committee service; and
•	oversee succession planning for the Company's executive management team.
The Compensation Committee operates under a formal written charter, a copy of which is available on the Company's website, located at www.hometrustbanking.com, by clicking "Investor Relations" and then "Governance Documents."  In fiscal year 2015, the Compensation Committee met eight times.
The charter of the Compensation Committee authorizes the committee to retain a consultant to assist the committee in carrying out its responsibilities.  Pursuant to this authority, the Compensation Committee retained the consulting firm of Pearl Meyer & Partners.  For additional information regarding the role of Pearl Meyer & Partners, see "Executive Compensation—Compensation Discussion and Analysis-Role of Compensation Consultant."
The charter of the Compensation Committee does not specifically provide for delegation of any of the authorities or responsibilities of the committee.  For a discussion of the role of executive officers in setting executive pay, see "Executive Compensation—Compensation Discussion and Analysis-Role of Executive Officers in Determining Compensation."
Executive Committee.  The Executive Committee is currently comprised of Directors McDevitt (Chairman), Dinsmore, Flynt, Shepherd and Stonestreet.  The Executive Committee meets on an as needed basis and is authorized to exercise the power of the Board of Directors between Board meetings, to the extent permitted by applicable law.  The Executive Committee did not meet during fiscal year 2015.
Governance and Nominating Committee. The Governance and Nominating Committee is currently comprised of Directors McDevitt (Chairman), Flynt, Melville and Shepherd, each of whom is an "independent director," as that term is defined in the NASDAQ Marketplace Rules.  The Governance and Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Governance and Nominating Committee.  The nominees for election at the annual meeting identified in this proxy statement were recommended to the Board by the Governance and Nominating Committee.
The Governance and Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is available on the Company's website, located at www.hometrustbanking.com, by clicking "Investor Relations" and then "Governance Documents."   The Governance and Nominating Committee has the following responsibilities under its charter:
•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
•	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, giving consideration to the candidate's particular experience, qualifications, attributes or skills in view of the following criteria, as applicable: honesty/integrity/reputation; commitment to the long-term success of the Company and stock ownership; right fit/collaborative leader/builds consensus/team builder; commitment and time to fulfill responsibilities; ability to read and understand financial statements; expertise in strategic thinking and planning; diversity of Board members; financial management expertise; understanding and knowledge of banking industry and trends; bank accounting expertise, experience as a CPA/CFO/auditor/other relevant experience and/or meets SEC "Audit Committee Financial Expert" definition; director/senior executive of a company comparable in size and/or complexity to the Company (or larger) with recent operating experience; experience with mergers / acquisitions; expertise in technology, including e-commerce and business continuity planning; expertise in enterprise risk management; and experience as a human resources executive or related experience in culture change, recruiting and retaining talent. The Committee considers these criteria, and any other criteria established by the Board, in the context of an assessment of the operation and needs of the Board as a whole and the Board's goal of maintaining diversity of backgrounds and experience among its members;
•	review nominations submitted by stockholders that have been addressed to the Company's Corporate Secretary and that comply with the requirements of the Company's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;
•	determine the criteria for the selection of the Chairperson and Vice Chairperson/Lead Director of the Board and make recommendations to the Board for these positions;
•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary;
•	recommend to the Board a set of corporate governance principles applicable to the Corporation, perform a review of those principles at least annually and perform the responsibilities assigned to the Committee under those principles. Implement other policies regarding corporate governance matters as deemed necessary or appropriate;
•	oversee an annual performance evaluation of the Board;
•	recommend advisory directors and emeritus directors; and
•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.
Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures.  Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and received by the Corporate Secretary of the Company at the Company's principal executive offices no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days' notice or public announcement of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.
The Governance and Nominating Committee met five times during fiscal year 2015.
Investment Committee.  The Investment Committee is currently comprised of Directors Biesecker (Chairman), Allen, Flynt, Goforth and McFarland.  The Investment Committee is responsible for the approval of the Company's investment strategies and for monitoring the Company's investment performance.   During fiscal 2015, the Investment Committee met one time.

Stockholder Communications with Directors
Stockholders may communicate with the Board of Directors by writing to: Teresa White, Executive Vice President, Chief Administration Officer and Corporate Secretary, HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801.
Board Member Attendance at Annual Stockholder Meetings
Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  Each person then serving as a director attended the Company's last annual meeting of stockholders.

Director Compensation
The current members of the Boards of Directors of the Bank and the Company are identical.   The following table sets forth certain information regarding the compensation earned by each individual who served on the Company's Board of Directors during fiscal 2015 for his or her service as a director.
Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)(6)	Option Awards ($)(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(8)	All Other Compensa- tion ($)(9)	Total ($)

H. Stanford Allen(1)	$12,666	---	---	---	---	$12,666
Sidney A. Biesecker(1)	$12,666	---	---	---	---	$12,666
F. Edward Broadwell, Jr.(2)	$13,250	---	---	$420	$91,142	$104,812
Robert G. Dinsmore, Jr.	$42,200	---	---	$277	---	$42,477
William T. Flynt(3)	$33,750	---	---	$11,416	$27,483	$72,649
J. Steven Goforth	$36,850	---	---	$6,535	$31,170	$74,555
Craig C. Koontz	$36,850	---	---	$21,173	---	$58,023
Larry S. McDevitt	$39,750	---	---	$673	$73,464	$113,887
F.K. McFarland, III	$33,300	---	---	$8,873	---	$42,173
Peggy C. Melville(3)	$34,450	---	---	$630	---	$35,080
Robert E. Shepherd, Sr.	$40,500	---	---	$1,028	$20,400	$61,928
Anderson L. Smith(4)	---	---	---	---	---	---
Dana L. Stonestreet(5)	---	---	---	$181	---	$181
_______________
(1)
Each of Messrs. Allen and Biesecker also was employed by HomeTrust Bank as President of a partner bank operating division until their retirement from those positions on January 31, 2015.  Messrs. Allen and Biesecker were not considered to be executive officers.  Information regarding compensation provided to Messrs. Allen and Biesecker during fiscal 2015 for their service as employees is provided under "Transactions with Related Persons."

(2)
Mr. Broadwell retired as an executive officer on November 25, 2013, as an employee on December 17, 2013 and as a director on November 24, 2014.  He has served as a director emeritus of HomeTrust Bank since his retirement as a director.  Information regarding compensation provided to Mr. Broadwell during fiscal 2015 relating to his service as a former employee is provided under "Transactions with Related Persons."

(3)
Mr. Flynt and Ms. Melville are former employees of HomeTrust Bank.  Information regarding compensation provided to them during fiscal 2015 relating to their service as former employees is provided under "Transactions with Related Persons."

(4)
Mr. Smith became a director of HomeTrust Bancshares and HomeTrust Bank on May 31, 2014 upon completion of the Jefferson Merger.  Mr. Smith also is employed as East Tennessee Regional President of HomeTrust Bank but is not considered an executive officer.  Information regarding Mr. Smith's employment agreement with HomeTrust Bank and compensation provided to Mr. Smith during fiscal 2015 for his service as an employee is provided under "Transactions with Related Persons."

(5)
Compensation provided to Mr. Stonestreet during fiscal 2015 for his service as an executive officer is included in the summary compensation table, under "Executive Compensation-Summary Compensation Table."

(6)
As of June 30, 2015, each person listed in the table other than Messrs. Broadwell, Dinsmore, Smith and Stonestreet held 8,460 unvested shares of restricted stock, Mr. Dinsmore held 9,870 unvested shares of restricted stock, Mr. Smith held no unvested (or vested) shares of restricted stock and Messrs. Broadwell and Stonestreet each held 50,700 unvested shares of restricted stock.

(7)
As of June 30, 2015, each person listed in the table other than Messrs. Broadwell, Smith and Stonestreet held options to purchase 40,000 shares of common stock, Mr. Smith held no options to purchase shares of common stock and Messrs. Broadwell and Stonestreet each held options to purchase 210,000 shares of common stock.

(8)
Includes the aggregate of (i) the change in the actuarial present value of the director's accumulated benefit under HomeTrust Bank's Director Emeritus Plan (the "Director Emeritus Plan") from June 30, 2014 to June 30, 2015 and (ii) above market interest on amounts deferred under HomeTrust Bank's non-qualified deferred compensation plan (the "Deferred Compensation Plan"), respectively, as follows: Mr. Allen – (i) $0 and (ii) $0; Mr. Biesecker – (i) $0 and (ii) $0; Mr. Broadwell – (i) $0 and (ii) $420; Mr. Dinsmore – (i) $0 and (ii) $277; Mr. Flynt – (i) $10,028 and (ii) $1,388; Mr. Goforth – (i) $3,387 and (ii) $3,148; Mr. Koontz – (i) $20,982 and (ii) $191; Mr. McDevitt – (i) $0 and (ii) $673; Mr. McFarland – (i) $8,451 and (ii) $422; Ms. Melville – (i) $(1), reflected as zero in the table per SEC rules, and (ii) $630;  Mr. Shepherd – (i) $0 and (ii) $1,028; and Mr. Stonestreet – (i) $0 and (ii) $181.  Messrs. Allen, Biesecker, Broadwell, Dinsmore, Smith and Stonestreet currently do not participate in the Director Emeritus Plan.  Mr. Allen was a participant in the Director Emeritus Plan but his participation terminated during fiscal 2012.  See "—Director Emeritus Plan."
The amounts for Mr. Broadwell, Mr. Flynt, Mr. McDevitt, Ms. Melville and Mr. Shepherd also include the change in the actuarial present value of his or her remaining accumulated benefit under his or her Retirement Payment Agreement (as defined below), as follows, in each case reflected as zero in the table per SEC rules: Mr. Broadwell – ($4,760); Mr. Flynt – ($4,995); Mr. McDevitt – ($50,431); and Mr. Shepherd – ($15,282).  Mr. Broadwell, Mr. Flynt, Mr. McDevitt, Ms. Melville and Mr. Shepherd are the only directors who have Retirement Payment Agreements.  Compensation amounts for fiscal 2015 for Ms. Melville under her Retirement Payment Agreement are provided under "Transactions with Related Persons—Peggy C. Melville."

(9)
For each of Messrs. Broadwell, Flynt, McDevitt and Shepherd, includes payments under their respective Retirement Payment Agreements, as follows: Mr. Broadwell - $6,121; Mr. Flynt - $6,696; Mr. McDevitt - $73,464; and Mr. Shepherd - $20,400. For Mr. Broadwell, also includes a lump sum payout during fiscal 2015 of his remaining accumulated benefit under his Money Purchase Deferred Compensation Agreement with the Bank of $85,021.  Mr. Broadwell is the only person listed in the table who has or had a Money Purchase Deferred Compensation Agreement.  For Messrs. Flynt and Goforth, also includes distributions under the Director Emeritus Plan of $20,787 and $31,170, respectively.

Director Retainer and Fees
During fiscal 2015, each non-employee director of HomeTrust Bank was paid an annual retainer of $7,000, $1,950 for each Board meeting attended and $600 for each Board committee meeting attended.  The chairmen of the ACER and Compensation Committees (currently Messrs. Dinsmore and Shepherd) were paid additional annual retainers of $4,500 and $2,500, respectively, and the Vice Chairman and Lead Director (currently Mr. McDevitt) was paid an additional annual retainer of $7,500.  Directors who are also employees of HomeTrust Bank do not receive an annual retainer or other fees for serving on the Board.
Certain of the directors of HomeTrust Bank serve on HomeTrust Bank Community Boards.  Mr. Flynt (Chairman) is a member of the HomeTrust Bank Community Board in Eden, Mr. Goforth is a member of the HomeTrust Bank Community Board in Shelby, Mr. McFarland (Chairman) is a member of the HomeTrust Bank Community Board in Tryon, Messrs. Biesecker and Koontz are members of the HomeTrust Bank Community Board in Lexington, Mr. Allen is a member of the HomeTrust Bank Community Board in Cherryville, Mr. Dinsmore is a member of the HomeTrust Bank Community Board in Charlotte and Ms. Melville (Chairman) and Mr. Broadwell are members of the HomeTrust Bank Community Board, Haywood West.  During fiscal 2015, the directors of HomeTrust Bank who serve as community board members were not provided with additional compensation for such service except Ms. Melville, who is paid a fee of $200 for each meeting of the Haywood West community board that she attends, and Mr. Broadwell, who after he retired as a director of HomeTrust Bank began receiving $200 for each meeting of the Haywood West community board that he attends.
Equity-Based Compensation
At the Company's annual meeting of stockholders held on January 17, 2013, its first meeting of stockholders following the July 2012 mutual-to-stock conversion of HomeTrust Bank, the Company's 2013 Omnibus Incentive Plan (the "Omnibus Plan") was approved.  The Omnibus Plan allows for the grant of stock options, stock appreciation rights, restricted stock, restricted share units and cash awards to eligible participants.  The Omnibus Incentive Plan is similar to equity-based incentive plans adopted by other newly converted thrift institutions.  In accordance with the regulations of the Office of the Comptroller of the Currency (the "OCC"), the total number of shares of Company common stock authorized for awards (2,962,400) is limited to 14% of the total number of shares issued in connection with the Bank's mutual-to-stock conversion, with stock options limited to 10% (2,116,000 shares) and stock awards limited to 4% (846,400 shares).  In addition, per OCC regulations, equity-based awards under the Omnibus Incentive Plan must vest in annual installments of not more than 20% of the total award.
In February 2013, each of the Company's directors at that time other than Messrs. Broadwell, Dinsmore and Stonestreet was awarded an option to purchase 40,000 shares of Company common stock at an exercise price per share of $14.37 (the closing price of the Company's common stock on the date of grant), vesting in five equal annual installments beginning on the first anniversary of the grant date, and 14,100 shares of restricted stock, vesting in five equal annual installments beginning on the first anniversary of the grant date.  Messrs. Broadwell and Stonestreet, who were then serving as Chairman and Chief Executive Officer of the Company and HomeTrust Bank and President and Chief Operating Officer of the Company and HomeTrust Bank, respectively, were each awarded an option to purchase 210,000 shares of Company common stock, at the same exercise price and with the same vesting schedule as the options awarded to the other directors, and 84,500 shares of restricted stock, with the same vesting schedule as the restricted shares awarded to the other directors.  Mr. Dinsmore, who had fewer years of service than the other directors and first joined the Board in fiscal 2013, was awarded an option to purchase 20,000 shares, at the same exercise price and with the same vesting schedule as the options awarded to the other directors, and 7,050 shares of restricted stock, with the same vesting schedule as the restricted shares awarded to the other directors.  In March 2014, Mr. Dinsmore was awarded an option to purchase an additional 20,000 shares of Company common stock at an exercise price per share of $15.80 (the closing price of the Company's common stock on the date of grant), vesting in five equal annual installments beginning on the first anniversary of the grant date, and an additional 7,050 shares of restricted stock, vesting in five equal annual installments beginning on the first anniversary of the grant date.

Director Emeritus Plan
Under the Director Emeritus Plan, upon termination of service as a director other than for cause, a participating director becomes an emeritus director and is entitled to be paid a monthly director emeritus fee as set forth in his or her joinder agreement to the Director Emeritus Plan, for the benefit period specified in the joinder agreement.  Directors Allen, Biesecker, Smith and Stonestreet and former Director Broadwell do not currently participate in the Director Emeritus Plan.  Directors Allen, Biesecker and Stonestreet and former Director Broadwell are entitled to additional benefits under HomeTrust Bank's Executive Supplemental Retirement Income Plan (the "SERP") and Director Smith is entitled to additional benefits under the Amended and Restated Jefferson Federal Bank Supplemental Executive Retirement Plan (the "Jefferson SERP"), which was assumed by HomeTrust Bank in connection with the Jefferson Merger.  Mr. Allen's participation in the Director Emeritus Plan terminated during fiscal 2012 in exchange for an additional benefit under the SERP that is identical to the benefit he would have been entitled to under the Director Emeritus Plan.  See "Transactions with Related Persons—H. Stanford Allen."  Director Dinsmore also does not participate in the Director Emeritus Plan, and it is expected that no future director will participate in the Director Emeritus Plan.
The specific Director Emeritus Plan benefits of each of the directors who currently participate in the Director Emeritus Plan are described below.  Each participating director is 100% vested in his or her benefits under the Director Emeritus Plan.
Directors Koontz, McDevitt and Shepherd.  Under their joinder agreements, each of Directors Koontz, McDevitt and Shepherd is entitled to a 20-year director emeritus benefit in the annual amount of $30,000, with such amount increasing 5% per year after the first year of the benefit period.
Directors Melville and McFarland.  Under their joinder agreements, each of Directors Melville and McFarland is entitled to a 20-year director emeritus benefit in the annual amount of $16,193, with such amount increasing 5% per year after the first year of the benefit period.  Ms. Melville, who retired from HomeTrust Bank as an employee in 2008, also is entitled to a benefit under the SERP.  See "Transactions with Related Persons-Peggy C. Melville."
Director Goforth.  Under his joinder agreement, Director Goforth is entitled to (i) a 20-year director emeritus benefit in the annual amount of $18,000, with such amount increasing 5% per year after the first year of the benefit period, and (ii) a 20-year director emeritus benefit, with the annual payout amount starting at $12,000 in Year 1 and increasing to $44,638 in Year 20.
Director Flynt.  Under his joinder agreement, Director Flynt is entitled to a 20-year director emeritus benefit, with the annual payout amount starting at $12,000 in Year 1 and increasing to $44,638 in Year 20.  Mr. Flynt, who retired from HomeTrust Bank as an employee in 2007, also is entitled to a benefit under the SERP.  See "Transactions with Related Persons-William T. Flynt."
Retirement Payment Agreements
HomeTrust Bank is a party to a retirement payment agreement ("Retirement Payment Agreement") with each of Directors Flynt, McDevitt, Melville and Shepherd and former Director Broadwell pursuant to which each such person is entitled to be paid a monthly retirement benefit for a ten-year period commencing at a designated age (age 70 for each person other than Director Melville and age 65 for Director Melville).  The retirement benefits are in consideration for each person's waiver of an agreed-upon amount of director fees (for each person other than Director Melville) or salary (in the case of Director Melville) for five years after entering into the Retirement Payment Agreement.  These benefits are funded by life insurance policies payable to HomeTrust Bank in the event of the person's death.  The Retirement Payment Agreements with former Director Broadwell and Directors Flynt, McDevitt, Melville and Shepherd were entered into in 1987, 1991, 1987, 1987 and 1988, respectively.  The (i) amount of compensation waived per month by each director and (ii) the monthly retirement benefit payable to each director are as follows: former Director Broadwell – (i) $300 and (ii) $510; Director Flynt – (i) $100 and (ii) $558; Director McDevitt – (i) $800 and (ii) $6,122; Director Melville – (i) $200 and (ii) $1,190; and Director Shepherd – (i) $300 and (ii) $1,700.

Compensation amounts for fiscal 2015 for former Director Broadwell and Directors Flynt, McDevitt and Shepherd under their respective Retirement Payment Agreements are included in the Director Compensation table above.  The compensation amounts for fiscal 2015 for Ms. Melville under her Retirement Payment Agreement (which related to her prior service as an employee of HomeTrust Bank) are provided under "Transactions with Related Persons—Peggy C. Melville."
Money Purchase Deferred Compensation Agreement
Concurrently with entering into his Retirement Payment Agreement, Mr. Broadwell entered into a Money Purchase Deferred Compensation Agreement (the "Money Purchase Deferred Compensation Agreement") with HomeTrust Bank, pursuant to which Mr. Broadwell could elect to defer director fees otherwise payable to him.  The deferred amounts were invested as provided in the Money Purchase Deferred Compensation Agreement.  Mr. Broadwell's then-remaining accumulated benefit under his Money Purchase Deferred Compensation Agreement of $85,021 was paid out to him during fiscal 2015 in a lump sum.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction. In this section, we provide an overview and analysis of our compensation programs, the material compensation policy decisions we have made under those programs, and the material factors that we considered in making those decisions. Following this section, you will find a series of tables containing specific information about compensation paid or payable to the following individuals, whom we refer to as our "named executive officers":
•	Dana L. Stonestreet, Chairman, President and Chief Executive Officer;
•	C. Hunter Westbrook, Executive Vice President and Chief Banking Officer;
•	Tony J. VunCannon, Executive Vice President, Chief Financial Officer and Treasurer;
•	Howard L. Sellinger, Executive Vice President and Chief Information Officer; and
•	Keith J. Houghton, Executive Vice President and Chief Credit Officer.
The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.
Executive Summary of Key Compensation Decisions. Our key compensation-related decisions during and subsequent to fiscal 2015 included the following:
•	increases in base salaries for fiscal 2015, effective October 1, 2014, based on the Compensation Committee's decision to increase the named executive officers' base salaries to between 91% and 101% of the 50th percentile of survey benchmark data, with a 25% premium ascribed to the survey benchmark data for Mr. Sellinger to account for the responsibilities he has in addition to his role as Chief Information Officer;
•	the payment of cash awards under the Company's performance-based short-term incentive program based on performance during fiscal 2015; and
•	increases in base salaries for fiscal 2016, effective October 5, 2015, based on the Compensation Committee's decision to increase the named executive officers' base salaries to between 95% and 113% of the 50th percentile of survey benchmark data.
Compensation Philosophy and Objectives.  The Compensation Committee of the Board of Directors administers our compensation and benefit programs.  The Compensation Committee is responsible for setting and administering the policies which govern executive compensation. Our current compensation philosophy is designed to:
•	attract the right people and retain top performers;
•      be competitive with other companies of similar size and complexity;

•      reward and motivate behaviors consistent with our culture and values;
•	inspire and motivate employees, both individually and as a team, to execute our vision, business strategy and drive for enduring customer satisfaction; and
•	differentiate rewards for our top performers through performance-based compensation.

While the primary components of our compensation program have been base salary and bonuses, the Compensation Committee also takes into account the full compensation package provided to the individual, including equity-based compensation, deferred compensation and retirement plan benefits, health benefits and other benefits.
In setting the named executive officers' compensation levels, the Compensation Committee typically reviews proxy statement data of compensation paid to the executive officers of other community banks and thrifts comparable to us in size.  The most recent such analysis, which was reviewed in conjunction with a review of our compensation program conducted by Pearl Meyer (see "-Role of Compensation Consultant") included the following institutions, which ranged in asset size from $1.1 billion to $4.9 billion:
First Community Bancshares, Inc.	First Bancorp
Yadkin Financial Corporation	Cardinal Financial Corporation
BNC Bancorp	NewBridge Bancorp
WSFS Financial Corporation	Beneficial Bancorp, Inc.
First Defiance Financial Corp.	Middleburg Financial Corporation
Park Sterling Corporation	American National Bankshares, Inc.
United Community Financial Corp.	Franklin Financial Network, Inc.
ESSA Bancorp, Inc.	Fox Chase Bancorp, Inc.
WashingtonFirst Bankshares, Inc.

In addition to proxy statement data, Pearl Meyer also provides an analysis of the compensation paid to our executive officers using national survey data for the banking industry and selects a scope of institutions comparable to our asset size.
Base Salaries.  We provide the opportunity for our named executive officers and other executives to earn a competitive annual base salary. We do so in order to attract and retain an appropriate caliber of talent for the position. Our base salary levels reflect a combination of factors, including competitive pay levels and the executive's experience and tenure, individual performance and job responsibilities. We generally review salary levels annually to recognize these factors. We do not target base salary at any particular level of market-based pay or percentage of total compensation.
Effective October 1, 2014, the base salaries of Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton were increased by 2.98%, 10.87%, 10.53%, 10.53% and 8.33%, respectively, to $449,000, $255,000, $210,000, $210,000 and $195,000, respectively.  These increases were based on the Compensation Committee's decision to increase the named executive officers' base salaries to between 91% and 101% of the 50th percentile of survey benchmark data, with a 25% premium ascribed to the survey benchmark data for Mr. Sellinger to account for the operational responsibilities he has in addition to his role as Chief Information Officer, including the areas of loan servicing and deposit services.
Effective October 5, 2015,  the base salaries of Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton will increase by 3.35%, 15.50%, 7.15%, 7.15% and 7.75%, respectively, to $464,042, $294,525, $225,015, $225,015 and $210,113, respectively.  These increases were based on the Compensation Committee's decision to increase the named executive officers' base salaries to between 95% and 103% of the 50th percentile of survey benchmark data for each of the named executive officers other than Mr. Westbrook and to 113% of the survey benchmark data for Mr. Westbrook.  The larger increase for Mr. Westbrook was intended to account for the increasing breadth of his areas of responsibility, which, as Chief Banking Officer, have extended to nearly every aspect of the Bank's business.
Annual Incentives.   Under the HomeTrust Bancshares, Inc. Strategic Operating Committee Incentive Program (the "SOC Incentive Program"), members of our strategic operating committee (which includes our named executive officers), are eligible to earn an annual cash bonus ranging from 50% to 150% of their targeted incentive award opportunities based on the extent to which certain weighted performance goals have been achieved relative to a targeted level of performance.  Executive officers receive a payout of 50% of their targeted incentive award opportunities if actual performance under all performance goals is at the threshold (minimum) level of performance, 100% of their targeted incentive award opportunities if actual performance under all performance goals is at the targeted level of performance, and 150% of their targeted incentive award opportunity if actual performance under all performance goals is at or above the stretch (maximum) level of performance.  Awards for fiscal 2015 were, and awards for fiscal 2016 will be, "cash awards" under the Company's Omnibus Plan, funded and paid in accordance with the SOC Incentive Program based on the Company having positive operating earnings for the fiscal year.
For fiscal 2015, Mr. Stonestreet's targeted incentive award opportunity under the SOC Incentive Program was 55% of his annual base salary, Mr. Westbrook's targeted incentive award opportunity under the SOC Incentive Program was 40% of his annual base salary and the targeted incentive award opportunity under the SOC Incentive Program for each of Messrs. VunCannon, Sellinger and Houghton was 30% of annual base salary.  For Mr. Stonestreet, the SOC Incentive Program performance measures and weightings for fiscal 2015 were as follows: net income (35% weighting); return on assets compared to peers (25% weighting); and subjective assessment by the Compensation Committee of Company performance (40% weighting).  For each of Messrs. Westbrook, VunCannon, Sellinger and Houghton, the SOC Incentive Program performance measures and weightings for fiscal 2015 were as follows: net income (21% weighting); return on assets compared to peers (15% weighting); subjective assessment by Compensation Committee of Company performance (24% weighting); and team/individual goals (40% weighting).
The Company's adjusted net income for fiscal 2015 (a 35% weighting in determining the bonus payable to Mr. Stonestreet and a 21% weighting in determining the bonuses payable to each of the other named executive officers) was $13.3 million, in excess of the stretch level of performance of $12.6 million.  The adjusted net income amount for fiscal 2015 excludes an impairment charge for the consolidation of branches of $236,000, merger-related expenses of $3.4 million and amortization of core deposit intangibles of $1.6 million, in each case net of tax.  The Company's adjusted return on assets compared to peers for fiscal 2015 (a 25% weighting in determining the bonus payable to Mr. Stonestreet and a 15% weighting in determining the bonuses payable to each of the other named executive officers) was 0.58%, which was below the target level of performance.  The Compensation Committee assessed the Company's performance for fiscal 2015 (a 40% weighting in determining the bonus payable to Mr. Stonestreet and a 24% weighting in determining the bonus payable to each of the other named executive officers) at the stretch level of performance.  Factors relevant to this determination include the following: (i) continued progress in building the Company's lines of business, including the addition of new commercial lenders, the expansion of the Company's indirect auto lending program, the hiring of a new director of mortgage lending to extend the Company's mortgage lending business and a new director of treasury management to increase noninterest income; (ii) net income, adjusted as described above, significantly exceeding budgeted net income; (iii) the development and adoption of a new strategic plan; (iv) the completion during fiscal 2015 of the acquisitions of Bank of Commerce (Charlotte, North Carolina) and ten branch offices from Bank of America and the related systems integrations, as well as the completion during fiscal 2015 of the systems integration for the Jefferson Merger (completed in fiscal 2014); (v) growth in the Company's loan portfolio, including increases in originations of commercial and retail loans of 150% and 35%, respectively; (vi) improvements in credit quality, including a reduction in classified assets from 4.51% of total assets to 2.90% of total assets and a reduction in non-performing loans from 2.53% of total loans to 1.47% of total loans; and (vii) the strengthening of enterprise risk management through information systems integration, improved controls and processes and the hiring of a new chief risk officer.
With regard to team/individual goals (not relevant for the determination of bonus payable to Mr. Stonestreet and a 40% weighting in determining the bonuses payable to each of the other named executive officers), all were determined to have been met at the stretch level of performance.  In the case of Mr. Westbrook, recognition was given to the volume of loan originations, enhancements to customer profitability, including a streamlining of the HELOC approval processing and overdraft protection product offering, the development of a direct auto finance program, and the successful systems integrations following the Jefferson Merger and the acquisitions of Bank of Commerce and the Bank of America branches.  In the case of Mr. VunCannon, recognition was given to the successful systems integrations following the Jefferson Merger and the acquisitions of Bank of Commerce and the Bank of America branches, progress toward completion of line of business profitability reporting and the development of forecasts in connection with the Company's strategic planning process.  In the case of Mr. Sellinger, recognition was given to the successful systems integrations following the Jefferson Merger and the acquisitions of Bank of Commerce and the Bank of America branches and the execution of the Bank's technology plan, including improvements in the areas of human resources, branch optimization, organizational profitability reporting, commercial loan workflow and consumer lending. In the case of Mr. Houghton, recognition was given to progress in the areas of credit risk management reporting and process re-engineering, the credit analysis and decision processes and the resolution of problem assets.
The bonus amounts payable for fiscal 2015 to the named executive officers are set forth in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.
For fiscal 2016, the targeted incentive award opportunities (as a percentage of base salary) for Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton under the SOC Incentive Program will be: 55%, 40%, 30%, 30% and 30%, respectively.  For Mr. Stonestreet, the SOC Incentive Program performance measures and weightings for fiscal 2016 will be as follows: net income (35% weighting); efficiency ratio (25% weighting); and subjective assessment by the Compensation Committee of Company performance (40% weighting).  For each of Messrs. Westbrook, VunCannon, Sellinger and Houghton, the SOC Incentive Program performance measures and weightings for fiscal 2016 will be as follows: net income (21% weighting); efficiency ratio (15% weighting); subjective assessment by Compensation Committee of Company performance (24% weighting); and team/individual goals (40% weighting).  The efficiency ratio replaced return on assets compared to peers as a performance measure because the Committee believed that the efficiency ratio better captures the components of the Company's strategic plan, including growth in revenues and in the loan portfolio and core deposits.
The Committee may reduce or eliminate any bonuses under the SOC Incentive Program at the Committee's discretion. The SOC Incentive Program document contains a clawback provision, which provides that if we are required to restate our financial statements due to our material non-compliance with any financial reporting requirement, a participant must, unless otherwise determined in the sole discretion of the Committee, reimburse us to the extent any incentive payment to the participant was calculated based on financial results that were required to be restated.
The Committee may award discretionary bonuses that are separate from the SOC Incentive program.  For fiscal year 2015, no discretionary bonuses were awarded to the named executive officers.
 Omnibus Incentive Plan. As discussed under "Director Compensation—Equity-Based Compensation," the Omnibus Plan was approved at the Company's annual meeting of stockholders held on January 17, 2013.  Equity-based awards under the Omnibus Plan provide a long-term incentive to award participants and align their interests with the interests of our stockholders by providing the award recipient the opportunity to participate in the appreciation, if any, in the Company's stock price which may occur after the date the award is granted.  In February 2013, Mr. Stonestreet was granted an option to purchase 210,000 shares of Company common stock at an exercise price per share of $14.37 (the closing price per share on the grant date), vesting in five equal annual installments commencing on the first anniversary of the grant date, and 84,500 shares of restricted stock, vesting in five equal annual installments commencing on the first anniversary of the grant date.  Messrs. Westbrook, VunCannon and Sellinger were each granted an option to purchase 90,000 shares, at the same exercise price and with the same vesting schedule, and 23,000 shares of restricted stock, with the same vesting schedule.  In March 2014, upon becoming employed by the Company, Mr. Houghton was granted an option to purchase 10,000 shares of Company common stock at an exercise price per share of $15.88 (the closing price per share on the grant date), vesting in five equal annual installments commencing on the first anniversary of the grant date.  In determining the amounts of these awards, the Compensation Committee sought to provide the named executive officers with a significant incentive, in the early stages of being a publicly held institution, to enhance long-term stockholder value, while retaining a sufficient number of shares for future awards as the Company continues to grow.
Anti-Hedging and Pledging Policy.  Our executive officers and directors are subject to a policy that specifically prohibits 1) directly or indirectly engaging in hedging or monetization transactions, through transactions in the Company's securities or through the use of financial instruments designed for such purpose; 2) engaging in short sale transactions in the Company's securities; and 3) pledging the Company's securities as collateral for a loan, including through the use of traditional margin accounts with a broker.

Deferred Compensation Plan.  Under HomeTrust Bank's Deferred Compensation Plan, directors and a select group of employees can elect to defer a portion of their cash compensation.  Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in this plan.  See "—Deferred Compensation Plan."
Executive Medical Care Plan.  HomeTrust Bank maintains an Executive Medical Care Plan (the "EMCP"), which is a nonqualified, deferred compensation plan under which certain key employees are given the opportunity to contribute toward, and to receive employer contributions toward, certain health and long-term care benefits, including the payment of health and long-term care plan premiums and the reimbursement of medical expenses.   Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the EMCP.  For additional information regarding the EMCP and the EMCP benefits of each of the participating named executive officers, see "—Executive Medical Care Plan."
Executive Supplemental Retirement Income Plan (SERP).  Under HomeTrust Bank's SERP, a participating executive is entitled to receive an annual supplemental retirement income benefit as specified in his or her joinder agreement to the SERP master agreement, payable monthly, commencing on his or her benefit eligibility date or on the date specified in his or her joinder agreement.  Unless a different date is specified in the executive's joinder agreement, the benefit eligibility date is the first day of the month next following the later of the month in which the executive attains age 55 or separates from service with the Bank (subject to a six-month delay for employees subject to Section 409A of the Internal Revenue Code to the extent necessary to comply with Section 409A) for any reason other than cause.  Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the SERP.  Both the SERP and the Director Emeritus Plan were established by HomeTrust Bank when it was a mutual institution to compensate senior executives and directors for their service to HomeTrust Bank in recognition of the fact that equity incentive plans are not available to mutual institutions.  The Company has fully accrued for the expense associated with the present values of the accumulated benefits under the SERP and the Director Emeritus Plan.  For additional information regarding the SERP and the specific terms of the SERP benefits of each of the participating named executive officers, see "—Executive Supplemental Retirement Income Plan."
401(k) Plan. Participation in our 401(k) plan is available to all of our employees who meet minimum eligibility requirements. This plan allows our employees to save money for retirement in a tax-advantaged manner.  During fiscal 2015, we matched employee contributions, to the extent allowed under qualified plan limitations, dollar for dollar up to 6% of compensation.  Our matching contributions for fiscal 2015 under this plan to the named executive officers are reflected in the Summary Compensation Table under the "All Other Compensation" column.
ESOP.  In connection with HomeTrust Bank's July 2012 mutual-to-stock conversion and HomeTrust Bancshares' initial public stock offering, we established an employee stock ownership plan (the "ESOP").  The ESOP gives eligible employees an equity interest in HomeTrust Bancshares, thereby aligning their interests with the interests of our stockholders, and an additional retirement benefit in the form of HomeTrust Bancshares common stock.
Effective July 1, 2015, the 401(k) plan and the ESOP were combined to form the HomeTrust Bank KSOP (the "KSOP").  The KSOP has a 401(k) plan component and an ESOP component; these components operate in substantially the same manner as the 401(k) Plan and ESOP operated prior to the plan combination.
Other Employee Benefits. Other benefits, in which all employees generally may participate, include the following: medical and dental insurance coverage, vision care coverage, group life insurance coverage and long- and short-term disability insurance coverage.  HomeTrust Bank reimburses employees with salaries in excess of $100,000 for the premium paid for long-term disability insurance.
Perquisites and Other Personal Benefits. Other than providing Mr. Stonestreet with a company automobile and providing Mr. Westbrook with an automobile allowance, we currently do not provide the named executive officers with any perquisites or other personal benefits.
Payments upon Termination or Change in Control.  Each of Messrs. Stonestreet, Westbrook, VunCannon and Sellinger has entered into an employment agreement with HomeTrust Bancshares that provides for certain payments and benefits if the executive's employment is terminated under certain scenarios, including, but not limited to, following a change in control.  See "—Employment Agreements with Named Executive Officers."  These employment agreements thus require a "double trigger" in order for any payments or benefits under the agreements to be provided to the executive in connection with or following a change in control - in other words, both a change in control and an involuntary termination of employment (which includes a voluntary termination by the executive following a material reduction in his duties, responsibilities or benefits) must occur.  The purpose of providing the change in control payments is to attract and retain top level executives of the highest caliber and mitigate the risk to these executives that their employment will be involuntarily terminated in the event we are acquired.  At the same time, a change in control, by itself, will not automatically trigger a payout, as our intention is to induce the executive to remain employed following a change in control so long as the acquiror so desires without a material reduction in the executive's duties, responsibilities or benefits.
Role of Executive Officers in Determining Compensation.  Mr. Stonestreet recommends to the Compensation Committee compensation of the named executive officers other than himself.  Mr. Stonestreet is not involved with any aspect of determining his own compensation.
Role of Compensation Consultant.  The Compensation Committee has engaged Pearl Meyer to review our compensation programs and arrangements from time to time.  As a result of these reviews, the base salaries of the named executive officers have been adjusted to reflect market-based levels using peer group and survey data.  See "-Base Salaries."  The Compensation Committee also consulted with Pearl Meyer in connection with the adoption and implementation of the SOC Incentive Program and equity awards granted in 2013.  See "-Annual Incentives" and "-Omnibus Incentive Plan."

Summary Compensation Table
The following table sets forth information concerning the compensation paid to or earned by the named executive officers for fiscal years 2015, 2014 and 2013:
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)		Stock Awards(3)		Option Awards ($)(4)		Non- Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($)(6)	Total Compensation ($)

Dana L. Stonestreet,	2015	$445,750	$	---	$	---	$	---	$277,819		$143,035	$33,841	$900,445
Chairman, President and Chief	2014	$400,350	$	---	$	---	$	---	$322,155		$68,075	$72,922	$863,502
Executive Officer	2013	$329,406	$	---		$1,214,265		$936,978	$225,841		$85,381	$57,290	$2,849,161

C. Hunter Westbrook	2015	$248,750	$	---	$	---	$	---	$130,050	$	---	$24,987	$403,787
Executive Vice President and	2014	$227,500	$	---	$	---	$	---	$97,018	$	---	$55,519	$380,037
Chief Banking Officer	2013	$224,231	$	---		$330,510		$401,562	$75,176	$	---	$82,464	$1,113,943

Tony J. VunCannon,	2015	$205,000	$	---	$	---	$	---	$80,325		$13,197	$24,627	$323,149
Executive Vice President,	2014	$188,715	$	---	$	---	$	---	$80,145		$9,304	$42,956	$321,120
Chief Financial Officer and	2013	$183,645	$	---		$330,510		$401,562	$63,168		$13,251	$38,823	$1,030,959
Treasurer

Howard L. Sellinger,	2015	$205,000	$	---	$	---	$	---	$80,325		$19,555	$24,436	$329,316
Executive Vice President	2014	$188,715	$	---	$	---	$	---	$80,145		$14,340	$55,543	$338,743
and Chief Information Officer	2013	$183,645	$	---		$330,510		$401,562	$63,168		$20,720	$42,487	$1,042,092

Keith J. Houghton	2015	$191,250	$	---	$	---	$	---	$74,588	$	---	$36,701	$302,539
Executive Vice President and Chief Credit Officer(1)
_____________________
(1)	No compensation information is provided for Mr. Houghton for fiscal 2014 or fiscal 2013 because he was not a named executive officer for those fiscal years.
(2)	Bonus amounts for fiscal 2015, 2014 and 2013 are reported under the "Non-Equity Incentive Plan Compensation" column.
(3)
Represents the grant date fair value under ASC Topic 718 of an award on February 11, 2013 of shares of restricted stock, which are scheduled to vest in 20% annual increments on February 11, 2014, 2015, 2016, 2017 and 2018, respectively.  The assumptions used in the calculation of the grant date fair value amount are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC.

(4)
Represents the grant date fair value under ASC Topic 718, as estimated by using the Black-Scholes pricing model, of an award on February 11, 2013 of an option to purchase shares of the Company's common stock at an exercise price of $14.37 per share.  The option is scheduled to vest in 20% annual increments on February 11, 2014, 2015, 2016, 2017 and 2018, respectively.  The assumptions used in the calculation of the grant date fair value amount are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC.

(5)
Amounts under this column for fiscal 2015 present the aggregate of (i) the change in the actuarial present value of the named executive officer's accumulated benefit under the SERP from June 30, 2014 to June 30, 2015, (ii) above market interest  on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Stonestreet – (i) $120,474; (ii) $10,900; and (iii) $11,661; Mr. Westbrook – (i) $0; (ii) $0;  and (iii) $0; Mr. VunCannon – (i) $8,883; (ii) $1,705; and (iii) $2,609; Mr. Sellinger – (i) $6,534; (ii) $3,180 and (iii) $9,841; and Mr. Houghton – (i) $0; (ii) $0; and (iii) $0.  Amounts under this column for fiscal 2014 present the aggregate of (i) the change in the actuarial present value of the named executive officer's accumulated benefit under the SERP from June 30, 2013 to June 30, 2014, (ii) above market interest  on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Stonestreet – (i) $57,215; (ii) $3,019; and (iii) $7,841; Mr. Westbrook – (i) $0; (ii) $0;  and (iii) $0; Mr. VunCannon – (i) $7,053; (ii) $472; and (iii) $1,779; and Mr. Sellinger – (i) $6,223; (ii) $881 and (iii) $7,236.  Amounts under this column for fiscal 2013 present the aggregate of (i) the change in the actuarial present value of the named executive officer's accumulated benefit under the SERP from June 30, 2012 to June 30, 2013, (ii) above market interest  on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Stonestreet – (i) $54,500; (ii) $19,415; and (iii) $11,466; Mr. Westbrook – (i) $0; (ii) $0;  and (iii) $0; Mr. VunCannon – (i) $8,057; (ii) $3,049; and (iii) $2,145; and Mr. Sellinger – (i) $5,927; (ii) $5,688; and (iii) $9,105.  Per SEC rules, above market interest is defined as interest in excess of 120% of the applicable federal long-term rate under the Internal Revenue Code.  For purposes of this table, for fiscal 2015, 2014 and 2013, 120% of the long-term applicable federal rate for June 2015, June 2014 and June 2013, was used, which was 3.00%, 3.77% and 2.96%, respectively.

(6)
For Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton, amounts under this column for fiscal 2015 consist of the following:  Mr. Stonestreet –life insurance premiums paid by HomeTrust Bank of $1,836; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $1,628; tax-related reimbursements of $8,234; employer contributions under HomeTrust Bank's 401(k) plan of $15,600; and value as of June 30, 2015 of ESOP allocation of $6,543;  Mr. Westbrook –life insurance premiums paid by HomeTrust Bank of $1,392; reimbursement for long-term disability insurance premium paid by Mr. Westbrook of $1,452; employer contributions under HomeTrust Bank's 401(k) plan of $15,600; and value as of June 30, 2015 of ESOP allocation of $6,543; Mr. VunCannon –life insurance premiums paid by HomeTrust Bank of $1,149; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $1,335; employer contributions under HomeTrust Bank's 401(k) plan of $15,600; and value as of June 30, 2015 of ESOP allocation of $6,543; Mr. Sellinger –life insurance premiums paid by HomeTrust Bank of $1,149; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $1,144; employer contributions under HomeTrust Bank's 401(k) plan of $15,600; and value as of June 30, 2015 of ESOP allocation of $6,543; Mr. Houghton –life insurance premiums paid by HomeTrust Bank of $873; reimbursement for long-term disability insurance premium paid by Mr. Houghton of $732; employer contributions under HomeTrust Bank's 401(k) plan of $12,661 and relocation assistance payments of $22,435.  For Messrs. Stonestreet, Westbrook, VunCannon and Sellinger, amounts under this column for fiscal 2014 consist of the following:  Mr. Stonestreet – payout for unused time off of $41,084; life insurance premiums paid by HomeTrust Bank of $1,728; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $1,628; employer contributions under HomeTrust Bank's 401(k) plan of $15,300; and value as of June 30, 2014 of ESOP allocation of $13,182;  Mr. Westbrook – payout for unused time off of $24,883; life insurance premiums paid by HomeTrust Bank of $960; reimbursement for long-term disability insurance premium paid by Mr. Westbrook of $1,194; employer contributions under HomeTrust Bank's 401(k) plan of $15,300; and value as of June 30, 2014 of ESOP allocation of $13,182; Mr. VunCannon – payout for unused time off of $17,018; life insurance premiums paid by HomeTrust Bank of $947; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $1,138; employer contributions under HomeTrust Bank's 401(k) plan of $10,671; and value as of June 30, 2014 of ESOP allocation of $13,182; and Mr. Sellinger – payout for unused time off of $28,980; life insurance premiums paid by HomeTrust Bank of $947; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $1,111; employer contributions under HomeTrust Bank's 401(k) plan of $11,323; and value as of June 30, 2014 of ESOP allocation of $13,182.  For Messrs. Stonestreet, Westbrook, VunCannon and Sellinger, amounts under this column for fiscal 2013 consist of the following:  Mr. Stonestreet – payout for unused time off of $23,591; life insurance premiums paid by HomeTrust Bank of $1,334; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $1,848; employer contributions under HomeTrust Bank's 401(k) plan of $15,000; and value as of June 30, 2013 of ESOP allocation of $15,517;  Mr. Westbrook –life insurance premiums paid by HomeTrust Bank of $847; reimbursement for long-term disability insurance premium paid by Mr. Westbrook of $497; employer contributions under HomeTrust Bank's 401(k) plan of $15,000; relocation payment to Mr. Westbrook of $50,603; and value as of June 30, 2013 of ESOP allocation of $15,517; Mr. VunCannon – payout for unused time off of $10,975; life insurance premiums paid by HomeTrust Bank of $806; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $1,551; employer contributions under HomeTrust Bank's 401(k) plan of $11,019; and value as of June 30, 2013 of ESOP allocation of $14,472; and Mr. Sellinger – payout for unused time off of $13,742; life insurance premiums paid by HomeTrust Bank of $787; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $1,550; employer contributions under HomeTrust Bank's 401(k) plan of $11,019; and value as of June 30, 2013 of ESOP allocation of $15,389.

Grants of Plan-Based Awards

								All Other
								Stock	All Other
								Awards:	Option		Grant
		Estimated Possible Payouts			Estimated Future Payouts			Number	Awards:		Date
		Under Non-Equity			Under Equity			of	Number of	Exercise	Fair Value
		Incentive Plan Awards			Incentive Plan Awards			Shares of	Securities	Price of	of Stock
								Stock or	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	($) (1)	($) (1)	($) (1)	($)	($)	($)	(#)	(#)	($/Sh)	Awards

Dana L. Stonestreet	09/26/14	123,475	246,950	370,425	---	---	---	---	---	---	---

C. Hunter Westbrook	09/26/14	51,000	102,000	153,000	---	---	---	---	---	---	---

Tony J. VunCannon	09/26/14	31,500	63,000	94,500	---	---	---	---	---	---	---

Howard L. Sellinger	09/26/14	31,500	63,000	94,500	---	---	---	---	---	---	---

Keith J. Houghton	09/26/14	27,000	54,000	81,000	---	---	---	---	---	---	---
______________
(1)	For each named executive officer, represents the threshold (i.e. lowest), target and maximum amounts that were potentially payable for fiscal year 2015 under the Company's SOC Incentive Program. The actual amounts earned under these awards for fiscal year 2015 are reflected in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column. For additional information regarding the SOC Incentive Program, see "Compensation Discussion and Analysis—Bonuses."

Employment Agreements with Named Executive Officers
Effective as of July 10, 2012, each of Messrs. Stonestreet, VunCannon and Sellinger entered into an employment agreement with HomeTrust Bancshares (which, in the case of Mr. Stonestreet, replaced an existing employment agreement that he had with HomeTrust Bank).  Effective as of August 29, 2012, Mr. Westbrook entered into an employment agreement with HomeTrust Bancshares.  Mr. Stonestreet's agreement has a three-year term, and each of the agreements with Messrs. Westbrook, VunCannon and Sellinger has a two-year term.  The terms of the agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger extend by one year on each anniversary of the effective date of the agreement, provided that HomeTrust Bancshares has not given written notice to the contrary to the executive at least 90 days before the anniversary date and provided further that the executive has not received an unsatisfactory performance review by the Board of Directors of HomeTrust Bancshares or HomeTrust Bank.  In the case of Mr. Stonestreet (currently age 61), the term of the agreement may not be automatically extended beyond his 75th birthday, and in the case of Messrs. Westbrook, VunCannon and Sellinger (currently ages 52, 50 and 62), the terms of their agreements may not be automatically extended beyond their 65th birthday.
Mr. Stonestreet's employment agreement was amended and restated as of November 25, 2013 to reflect his promotion to the sole CEO position, which became effective on that date.  The agreement with Mr. Stonestreet provides for a minimum annual base salary of not less than his base salary in effect on the effective date of the amendment and restatement of the agreement ($436,000).  The agreements with Messrs. Westbrook, VunCannon and Sellinger provide for a minimum annual base salary of not less than their base salary in effect on the effective date of the agreement ($220,000, $180,000 and $180,000, respectively).  Each executive is entitled under his employment agreement to participate in an equitable manner with all other executive officers HomeTrust Bancshares and HomeTrust Bank in such performance-based and discretionary bonuses, if any, as are authorized by the Boards of directors of HomeTrust Bancshares and HomeTrust Bank.  Each executive also is entitled to participate, to the same extent as executive officers of HomeTrust Bancshares and HomeTrust Bank generally, in all retirement and other employee benefits and any fringe benefits, and is entitled to such other benefits as the Board of Directors may provide in its discretion.
Each agreement provides that if the executive is "involuntarily terminated," he will be entitled to receive continued compensation payments and certain health and other insurance benefits during the remaining term of the agreement.  In the case of Mr. Stonestreet, these payments and benefits will consist of (i) monthly payments of one-twelfth of the his "total compensation" and (ii) substantially the same group life or key man life insurance, hospitalization, medical, dental, prescription drug and other health benefits, as well as long-term disability insurance coverage (if any) for Mr. Stonestreet and his dependents and beneficiaries, and on terms substantially as favorable to Mr. Stonestreet as those in effect immediately prior to the involuntary termination.  In the case of Messrs. Westbrook, VunCannon and Sellinger, these payments and benefits will consist of (i) monthly payments of one-twelfth of the executive's then-current base salary plus one-twelfth of the average annual amount of cash bonus and cash incentive compensation earned by the executive for the two full fiscal years preceding the termination date (the "Salary and Average Bonus Benefit") and (ii) substantially the same hospitalization, medical, dental, prescription drug and other health benefits offered by HomeTrust Bancshares from time to time to its employees generally to comply with the continuation requirements of Section 4980B(f) of the Internal Revenue Code (commonly referred to as "COBRA" coverage) for the executive and his eligible dependents.  The term "involuntary termination" includes a specified diminution in the executive's duties, responsibilities or benefits.  In the case of the agreement with Mr. Stonestreet, the term "total compensation" is defined as Mr. Stonestreet's highest annual base salary rate at any time during his employment with HomeTrust Bancshares or HomeTrust Bank plus the higher of (i) his annual bonus paid during the previous year or (ii) the average of the seven highest annual bonuses paid to him at any time during his employment by HomeTrust Bancshares or HomeTrust Bank.
Each agreement provides that in the event the executive is involuntarily terminated within the six months preceding, at the time of or within 12 months following a change in control of HomeTrust Bancshares, in addition to the applicable payments and benefits described in the immediately preceding paragraph, he will be entitled to a lump sum payment of 299% of his "base amount," as defined in Section 280G of the Internal Revenue Code, subject to cutback to the extent such payment would, or together with other payments would, be nondeductible under Section 280G of the Internal Revenue Code, provided that under Mr. Westbrook's agreement, no such reduction in these payments will occur if the reduction would not result in him having a greater net after-tax benefit from the payments.

If the executive dies during the term of his agreement, his estate or designated beneficiary will be entitled to: (i) his "total compensation" (in the case of Mr. Stonestreet) or his Salary and Average Bonus Benefit (in the case of Messrs. Westbrook, VunCannon and Sellinger) through the last day of calendar month in which his death occurred, plus the greater of either (A) an additional three months of "total compensation" (in the case of Mr. Stonestreet) or salary (in the case of Messrs. Westbrook, VunCannon and Sellinger) or (B) 299% of the executive's base amount under Section 280G of the Internal Revenue Code (subject to cutback as described above), if his death occurred during the six months before or 12 months following a change in control; and (ii) the amounts of any benefits or awards which were earned with respect to the fiscal year in which the executive died and to which the executive would have been entitled to receive had he remained employed.  Each agreement provides that if HomeTrust Bancshares terminates the executive's employment after having established that the executive is permanently disabled, then after the exhaustion of all paid time off days allocated for the calendar year, HomeTrust Bancshares will pay to the executive for the remaining term of the agreement his "total compensation" (in the case of Mr. Stonestreet) or his Salary and Average Bonus Benefit (in the case of Messrs. Westbrook, VunCannon and Sellinger), in each case reduced by the proceeds of any disability insurance policy under a disability program sponsored by HomeTrust Bancshares.  If the executive terminates employment due to permanent disability during the first year after a change in control, then he will be entitled to the greater in value (as determined on a present value basis) of the disability benefit described in the immediately preceding sentence and the change in control benefit described in the immediately preceding paragraph.

Outstanding Equity Awards at June 30, 2015
The following table provides information regarding the unexercised stock options and stock awards held by each of the named executive officers as of June 30, 2015.
	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Dana L. Stonestreet	84,000	(1)	126,000	(1)	---	$14.37	02/11/2023	---		---	---	---
	---		---		---	---	---	50,700	(2)	849,732	---	---

C. Hunter Westbrook	36,000	(1)	54,000	(1)	---	$14.37	02/11/2023	---		---	---	---
	---		---		---	---	---	13,800	(2)	231,288	---	---

Tony J. VunCannon	36,000	(1)	54,000	(1)	---	$14.37	02/11/2023	---		---	---	---
	---		---		---	---	---	13,800	(2)	231,288	---	---

Howard L. Sellinger	36,000	(1)	54,000	(1)	---	$14.37	02/11/2023	---		---	---	---
	---		---		---	---	---	13,800	(2)	231,288	---	---

Keith J. Houghton	2,000	(3)	8,000	(3)	---	$15.88	03/10/2024	---		---	---	---
_______________
(1)	Stock option award with the following vesting schedule: 20% increments on February 11, 2014, 2015, 2016, 2017 and 2018.
(2)	Restricted stock award with the following vesting schedule: 20% increments on February 11, 2014, 2015, 2016, 2017 and 2018.
(3)	Stock option award with the following vesting schedule: 20% increments on March 10, 2015, 2016, 2017, 2018 and 2019.

Option Exercises and Stock Vested
The following table sets forth information regarding stock options exercised and shares of restricted stock that vested during the fiscal year ended June 30, 2015 with respect to each named executive officer:
	Option Awards			Stock Award
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Dana L. Stonestreet	---	$	---	16,900		$263,809
C. Hunter Westbrook	---	$	---	4,600		$71,806
Tony J. VunCannon	---	$	---	4,600		$71,806
Howard L. Sellinger	---	$	---	4,600		$71,806
Keith J. Houghton	---	$	---	---	$	---

------------------
(1)	Represents amount realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price.
(2)	Represents the value realized upon vesting of restricted stock award, based on the market value of the shares on the vesting date.

Deferred Compensation Plan
The Deferred Compensation Plan is a nonqualified deferred compensation plan under which directors and a select group of employees can elect to defer a portion of their cash compensation.  At the end of each calendar month, each participant's account balance is credited with earnings based on the value of the participant's account balance on the last day of such month.  Earnings are currently credited at a rate equal to the average rate of HomeTrust Bank's earning assets determined as of the last day of the preceding calendar month.    A participant is always 100% vested in his or her account, which will be distributed in cash following his or her separation from service with HomeTrust Bank at the time and in the manner specified in the plan and the participant's election form.  Each named executive officer other than Messrs. Westbrook and Houghton currently participates in the Deferred Compensation Plan.
During fiscal 2015, no contributions were made under the Deferred Compensation Plan by the named executive officers.  During fiscal 2015, no employer contributions were made under the Deferred Compensation Plan to the participating named executive officers.   Aggregate earnings during fiscal 2015 under the Deferred Compensation Plan by the participating executive officers were as follows: Mr. Stonestreet - $63,083; Mr. VunCannon - $9,703; and Mr. Sellinger - $18,103.  As of June 30, 2015, the aggregate Deferred Compensation Plan balances held by the participating named executive officers were as follows:  Mr. Stonestreet - $1,766,238; Mr. VunCannon - $271,685; and Mr. Sellinger - $506,859.  During fiscal 2015, there were no withdrawals from the Deferred Compensation Plan by, or distributions under the Deferred Compensation Plan to, the participating named executive officers.
Executive Medical Care Plan
The EMCP is a nonqualified, deferred compensation plan under which certain key employees are given the opportunity to receive employer-provided health and long-term care benefits through the payment of health and long-term care plan premiums and to receive reimbursement of medical expenses.  Under the EMCP, a participant may be provided with an initial benefit amount set forth in his or her individual joinder agreement and, if the participant is fully vested under the plan, may elect to defer a portion of his base salary, bonuses or other compensation (including unearned and unused vacation pay and paid time off).  Following the "benefit commencement date," a participant's benefit account under the EMCP may be used to reimburse the participant for medical expenses (but only using the pre-2005 portion of the account) or pay insurance premiums under any health or qualified long-term care plan.  Any such reimbursement or premium payment results in a charge to the participant's account balance.  At the end of each plan year, each participant's account is credited with a 5% adjustment, based on the average balance of the account during the plan year.  The "benefit commencement date"

means (1) with respect to the payment of health plan premiums, the first day of the month next following (a) the date of the participant's termination of employment after age 65, unless the participant, having attained age 65, requests that his benefits commence sooner, (b) if the participant's employment terminates before age 65, the earlier of the date he or she requests payment of the health plan premiums subsequent to termination of employment or the date the participant attains age 65, or (c) in the case of the participant's death before age 65, the first day of the month next following the date of the participant's death; and (2) with respect to qualified long-term care coverage and the reimbursement of medical expenses, the date the participant is first designated to participate in the EMCP, provided that with respect to the reimbursement of medical expenses, the participant must be 100% vested before benefits may commence.  A participant may request that his benefit commencement date be delayed (except for the reimbursement of medical expenses) or, with respect to the payment of health care plan premiums, accelerated, in each case subject to the approval of the committee administering the EMCP.
Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the EMCP, and each such named executive officer is fully vested in his account.  During fiscal 2015, contributions by the participating named executive officers under the EMCP were as follows: Mr. Stonestreet - $0; Mr. VunCannon - $12,000; and Mr. Sellinger - $0.  During fiscal 2015, there were no employer contributions under the EMCP to the participating named executive officers. Aggregate earnings for both employer and participant contributions during fiscal 2015 under the EMCP by the participating named executive officers were as follows: Mr. Stonestreet - $29,096; Mr. VunCannon - $6,555; and Mr. Sellinger - $24,603.  Aggregate withdrawals/distributions during fiscal 2015 under the EMCP by the participating named executive officers were as follows: Mr. Stonestreet - $16,333; Mr. VunCannon - $4,937; and Mr. Sellinger - $0. As of June 30, 2015, the aggregate EMCP balances, including both participant and employer contributions, held by the participating named executive officers were as follows:  Mr. Stonestreet - $603,656; Mr. VunCannon - $139,475; and Mr. Sellinger - $516,662.
Executive Supplemental Retirement Income Plan
General.  Under the SERP, a participating executive is entitled to receive an annual supplemental retirement income benefit as specified in his or her joinder agreement to the SERP master agreement, payable monthly, commencing on his or her benefit eligibility date or on the date specified in his or her joinder agreement.  Unless a different date is specified in the executive's joinder agreement, the benefit eligibility date is the first day of the month next following the later of the month in which the executive attains age 55 or separates from service with HomeTrust Bank (subject to a six-month delay for employees subject to Section 409A of the Internal Revenue Code to the extent necessary to comply with Section 409A) for any reason other than cause.  Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the SERP.  The specific terms of the SERP benefits of each of the participating named executive officers, the present values of their respective accumulated benefits and any payments under the SERP to the participating named executive officers during the last fiscal year are described below.  Solely for purposes of calculating the present values of such accumulated benefits, it was assumed that Mr. Stonestreet will retire in fiscal 2019, Mr. Sellinger will retire in fiscal 2018 and Mr. VunCannon will retire in fiscal 2020, in each case using a discount rate of 5%.  These assumptions are the same as those used in preparing the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015.
Mr. Stonestreet.  Under his joinder agreement, Mr. Stonestreet's supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, equal to 60% of his highest average compensation (taking into account only base salary, bonuses and amounts deferred at his election) for a three (consecutive or nonconsecutive) calendar year period preceding the date Mr. Stonestreet separates from service with HomeTrust Bank, provided that this annual benefit may not be less than $350,000 or more than $425,000 (his "Main Retirement Benefit"); and (2) a separate, additional 20-year retirement benefit, payable monthly, in the annual amount of $16,193, subject to an adjustment of 5% per year commencing with the second year of the payout period (his "Additional Retirement Benefit").  Mr. Stonestreet is fully vested in both his Main Retirement Benefit and his Additional Retirement Benefit.  As of June 30, 2015, the present value of Mr. Stonestreet's accumulated benefit under the SERP was $4,412,816.
Mr. VunCannon.  Under his joinder agreement, Mr. VunCannon supplemental retirement income benefit is comprised of a 15-year annual benefit of $25,000, payable monthly.  Mr. VunCannon is fully vested in his supplemental retirement income benefit.  As of June 30, 2015, the present value of Mr. VunCannon's accumulated benefit under the SERP was $213,114.
Mr. Sellinger.  Under his joinder agreement, Mr. Sellinger's supplemental retirement income benefit is comprised of a 15-year annual benefit totaling $60,000, payable monthly.  Mr. Sellinger is fully vested in his supplemental retirement income benefit.  As of June 30, 2015, the present value of Mr. Sellinger's accumulated benefit under the SERP was $593,524.
Potential Payments upon Termination of Employment or Change in Control
The following tables summarize the approximate value of the termination payments and benefits that the Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton would have received if their employment had been terminated on June 30, 2015 under the circumstances shown.  The tables exclude (i) amounts accrued through June 30, 2015 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) account balances under HomeTrust Bank's 401(k) plan, Deferred Compensation Plan, EMCP and SERP.  Each of Messrs. Stonestreet, VunCannon and Sellinger is fully vested in his account balances under the Deferred Compensation Plan, EMCP and SERP, and the forms and amounts of his benefits under those plans would not be enhanced by a termination of his employment with HomeTrust Bank or a change in control. Messrs. Westbrook and Houghton do not currently participate in the Deferred Compensation Plan, EMCP or SERP.  For information regarding the benefits of Messrs. Stonestreet, VunCannon and Sellinger under the Deferred Compensation Plan, EMCP and SERP, see "—Deferred Compensation Plan," "—Executive Medical Care Plan" and "—Executive Supplemental Retirement Income Plan."

Dana L. Stonestreet
Termination Scenario		Total Compensation and Health and Other Insurance Benefits Continuation ($)		Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards $		Payment of 299% of "Base Amount" ($)
If termination for cause occurs	$	---		$25,936	$	---	$	---	$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$25,936	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs, but not within the six months preceding, at the time of or within 12 months following a change in control		$1,648,340(1)		$25,936	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs within the six months preceding, at the time of or within 12 months following a change in control	$	---		$25,936	$	---		$1,150,872(2)		$2,015,759(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$192,789(4)		$25,936		$900,000		$1,150,872(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$25,936		$900,000		$1,150,872(2)		$2,015,759(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$1,205,637(6)	$	---(7)	$	---		$1,150,872(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---(8)		$25,936	$	---		$1,150,872(2)		$2,015,759(8)
________________
(1)
Represents the continuation of "total compensation" (payable monthly) and health and other insurance benefits under Mr. Stonestreet's employment agreement, as described under "—Employment Agreements with Named Executive Officers," for the remaining term of Mr. Stonestreet's employment agreement, assuming that Mr. Stonestreet's employment is, on June 30, 2015, "involuntarily terminated" but not within the six months preceding, at the time of or within 12 months following a change in control and that the then-remaining term of Mr. Stonestreet's employment agreement is not renewed and ends on July 9, 2017.  For purposes of the above table, Mr. Stonestreet's annual "total compensation" is calculated as $771,155, and the annual amount of his health and other insurance benefits is calculated at $20,192.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76 and the exercise price of the options of $14.37, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. Stonestreet under his employment agreement in the event that his employment is "involuntarily terminated" within the six months preceding, at the time of or within 12 months following a change in control.

(4)
Represents continued payment of Mr. Stonestreet's "total compensation" for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of his "total compensation" ($771,155).

(5)
Represents the amount payable under Mr. Stonestreet's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents continued payment of Mr. Stonestreet's "total compensation" for the remaining term of his employment agreement,  assuming that Mr. Stonestreet's employment is terminated by HomeTrust Bancshares on June 30, 2015 after having established that he is permanently disabled and that the then-remaining term of Mr. Stonestreet's employment agreement is not renewed and ends on July 9, 2017 ($771,155 per year), less the payout amount of his unused time off allocated for the 2015 calendar year ($25,936) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($180,000 per year).  As provided in Mr. Stonestreet's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)	Under his employment agreement, Mr. Stonestreet is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(8)
Under his employment agreement, if Mr. Stonestreet's employment terminates due to permanent disability during the one-year period following a change in control, Mr. Stonestreet is entitled to either the continuation of his "total compensation" for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or 299% of his "base amount," whichever is greater in value as determined on a present value basis.

C. Hunter Westbrook
Termination Scenario		Total Compensation and Health and Other Insurance Benefits Continuation ($)		Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards $		Payment of 299% of "Base Amount" ($)
If termination for cause occurs	$	---		$18,144	$	---	$	---	$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$18,144	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs, but not within the six months preceding, at the time of or within 12 months following a change in control		$430,259(1)		$18,144	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs within the six months preceding, at the time of or within 12 months following a change in control	$	---		$18,144	$	---		$360,348(2)		$982,077(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$63,750(4)		$18,144		$682,194		$360,348(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$18,144		$682,194		$360,348(2)		$982,077(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$169,803(6)	$	---(7)	$	---		$360,348(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---(8)		$18,144	$	---		$360,348(2)		$982,077(8)
________________
(1)
Represents the continuation of (i) Mr. Westbrook's then-current base salary and the average annual amount of cash bonus and cash incentive compensation earned by Mr. Westbrook for the two full fiscal years preceding the termination date (payable monthly) (the "Salary and Average Bonus Benefit") and (ii) health benefits under Mr. Westbrook's employment agreement, as described under "—Employment Agreements," for the remaining term of Mr. Westbrook's employment agreement, assuming that Mr. Westbrook's employment is, on June 30, 2015, "involuntarily terminated" but not within the six months preceding, at the time of or within 12 months following a change in control and that the then-remaining term of his employment agreement is not renewed and ends on August 28, 2016.  For purposes of the above table, Mr. Westbrook's annual salary is assumed to be $255,000, the average annual amount of his cash bonus and cash incentive compensation is calculated at $86,097 and the annual amount of his health benefits is calculated at $27,696.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76 and the exercise price of the options of $14.37, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. Westbrook under his employment agreement in the event that his employment is "involuntarily terminated" within the six months preceding, at the time of or within 12 months following a change in control.

(4)
Represents continued payment of Mr. Westbrook's salary (payable monthly) for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his salary ($255,000).

(5)
Represents the amount payable under Mr. Westbrook's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents the continuation of Mr. Westbrook's Salary and Average Bonus Benefit (payable monthly) for the remaining term of his employment agreement, assuming that Mr. Westbrook's employment is terminated by HomeTrust Bancshares on June 30, 2015 after having established that he is permanently disabled and that the then-remaining term of Mr. Westbrook's employment agreement is not renewed and ends on August 28, 2016 ($341,097 per year), less the payout amount of his unused time off allocated for the 2015 calendar year ($18,144) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($180,000 per year).  As provided in Mr. Westbrook's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)	Under his employment agreement, Mr. Westbrook is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(8)
Under his employment agreement, if Mr. Westbrook's employment terminates due to disability during the one-year period following a change in control, Mr. Westbrook is entitled to either (i) continuation of his Salary and Average Bonus Benefit (payable monthly) for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or (ii) 299% of his "base amount," whichever is greater in value as determined on a present value basis.

Tony J. VunCannon
Termination Scenario		Total Compensation and Health and Other Insurance Benefits Continuation ($)		Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards $		Payment of 299% of "Base Amount" ($)

If termination for cause occurs	$	---		$4,038	$	---	$	---	$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$4,038	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs, but not within the six months preceding, at the time of or within 12 months following a change in control		$323,813(1)		$4,038	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs within the six months preceding, at the time of or within 12 months following a change in control	$	---		$4,038	$	---		$360,348(2)		$868,224(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$52,500(4)		$4,038		$563,313		$360,348(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$4,038		$563,313		$360,348(2)		$868,224(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$106,090(6)	$	---(7)	$	---		$360,348(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---(8)		$4,038	$	---		$360,348(2)		$868,224(8)
________________
(1)
Represents the continuation of (i) Mr. VunCannon's then-current base salary and the average annual amount of cash bonus and cash incentive compensation earned by Mr. VunCannon for the two full fiscal years preceding the termination date (payable monthly) (the "Salary and Average Bonus Benefit") and (ii) health benefits under Mr. VunCannon's employment agreement, as described under "—Employment Agreements," for the remaining term of Mr. VunCannon's employment agreement, assuming that Mr. VunCannon's employment is, on June 30, 2015, "involuntarily terminated" but not within the six months preceding, at the time of or within 12 months following a change in control and that the then-remaining term of his employment agreement is not renewed and ends on July 9, 2016.  For purposes of the above table, Mr. VunCannon's annual salary is assumed to be $210,000, the average annual amount of his cash bonus and cash incentive compensation is calculated at $71,657 and the annual amount of his health benefits is calculated at $17,247.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76 and the exercise price of the options of $14.37, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. VunCannon under his employment agreement in the event that his employment is "involuntarily terminated" within the six months preceding, at the time of or within 12 months following a change in control.

(4)
Represents continued payment of Mr. VunCannon's salary (payable monthly) for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his salary ($210,000).

(5)
Represents the amount payable under Mr. VunCannon's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents the continuation of Mr. VunCannon's Salary and Average Bonus Benefit (payable monthly) for the remaining term of his employment agreement, assuming that Mr. VunCannon's employment is terminated by HomeTrust Bancshares on June 30, 2015 after having established that he is permanently disabled and that the then-remaining term of Mr. VunCannon's employment agreement is not renewed and ends on July 9, 2016 ($281,657 per year), less the payout amount of his unused time off allocated for the 2015 calendar year ($4,038) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($180,000 per year).  As provided in Mr. VunCannon's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)	Under his employment agreement, Mr. VunCannon is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(8)
Under his employment agreement, if Mr. VunCannon's employment terminates due to disability during the one-year period following a change in control, Mr. VunCannon is entitled to either (i) continuation of his Salary and Average Bonus Benefit (payable monthly) for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or (ii) 299% of his "base amount," whichever is greater in value as determined on a present value basis.

Howard L. Sellinger
Termination Scenario		Total Compensation and Health and Other Insurance Benefits Continuation ($)		Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards $		Payment of 299% of "Base Amount" ($)

If termination for cause occurs	$	---		$11,308	$	---	$	---	$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$11,308	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs, but not within the six months preceding, at the time of or within 12 months following a change in control		$313,343(1)		$11,308	$	---	$	---	$	---

If "involuntary termination" under Employment Agreement occurs within the six months preceding, at the time of or within 12 months following a change in control	$	---		$11,308	$	---		$360,348(2)		$778,798(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$52,500(4)		$11,308		$563,313		$360,348(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$11,308		$563,313		$360,348(2)		$778,798(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$98,820(6)	$	---(7)	$	---		$360,348(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---(8)		$11,308	$	---		$360,348(2)		$778,798(8)
________________
(1)
Represents the continuation of (i) Mr. Sellinger's then-current base salary and the average annual amount of cash bonus and cash incentive compensation earned by Mr. Sellinger for the two full fiscal years preceding the termination date (payable monthly) (the "Salary and Average Bonus Benefit") and (ii) health benefits under Mr. Sellinger's employment agreement, as described under "—Employment Agreements," for the remaining term of Mr. Sellinger's employment agreement, assuming Mr. Sellinger's employment is, on June 30, 2015, "involuntarily terminated" but not within the six months preceding, at the time of or within 12 months following a change in control and that the then-remaining term of his employment agreement is not renewed and ends on July 9, 2016.  For purposes of the above table, Mr. Sellinger's annual salary is assumed to be $210,000, the average annual amount of his cash bonus and cash incentive compensation is calculated at $71,657 and the annual amount of his health benefits is calculated at $7,583.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76 and the exercise price of the options of $14.37, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. Sellinger under his employment agreement in the event that his employment is "involuntarily terminated" within the six months preceding, at the time of or 12 months following a change in control.

(4)
Represents continued payment of Mr. Sellinger's salary (payable monthly) for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his salary ($210,000).

(5)
Represents the amount payable under Mr. Sellinger's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents the continuation of Mr. Sellinger's Salary and Average Bonus Benefit (payable monthly) for the remaining term of his employment agreement, assuming that Mr. Sellinger's employment is terminated by HomeTrust Bancshares on June 30, 2015 after having established that he is permanently disabled and that the then-remaining term of Mr. Sellinger's employment agreement is not renewed and ends on July 9, 2016  ($281,657 per year), less the payout amount of his unused time off allocated for the 2015 calendar year ($11,308) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($180,000 per year).  As provided in Mr. Sellinger's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)	Under his employment agreement, Mr. Sellinger is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.
(8)
Under his employment agreement, if Mr. Sellinger's employment terminates due to disability during the one-year period following a change in control, Mr. Sellinger is entitled to either (i) continuation of his Salary and Average Bonus Benefit (payable monthly) for the remaining term of the agreement (reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares) or (ii) 299% of his "base amount," whichever is greater in value as determined on a present value basis.

Keith J. Houghton
Termination Scenario	Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards $

If voluntary termination occurs	$8,250	$	---	$	---

If involuntary termination occurs	$8,250	$	---	$	---

If a change in control occurs	---	$	---		$7,040(1)

If termination occurs as a result of death	$8,250		$427,964		$7,040(1)

If termination occurs as a result of disability	$8,250	$	---		$7,040(1)
________________
(1)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2015 of $16.76 and the exercise price of the options of $15.88,.  All unvested stock options vest upon a change in control, regardless of whether employment is terminated, as well upon termination of employment due to death or disability, regardless of whether a change in control occurs.

Compensation Committee Report
The Compensation Committee of the HomeTrust Bancshares, Inc. Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained above with management and, based on such review and discussion, the Compensation Committee recommended to the HomeTrust Bancshares Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the following members of the Compensation Committee of the HomeTrust Bancshares, Inc. Board of Directors:
Robert E. Shepherd, Sr. (Chairman)
Robert G. Dinsmore, Jr.
J. Steven Goforth
Craig C. Koontz

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee of the Board of Directors during the fiscal year ended June 30, 2015 were Messrs. Shepherd (Chairman), Dinsmore, Goforth and Koontz.
TRANSACTIONS WITH RELATED PERSONS
Review and Approval of Related Party Transactions.  Under a written policy adopted by the Company's Board of Directors, the Board's ACER Committee is responsible for the review, approval or ratification of all "related party transactions" (defined as transactions requiring disclosure under Item 404(a) of SEC Regulation S-K).  Under the policy, each "related person" (defined as any director, any officer for purposes of Section 16 of the Securities Exchange Act of 1934 [or any officer who is a member of the Company's Strategic Operating Committee], any nominee for election as a director, any person beneficially owning in excess of five percent of any class of the Company's voting securities and any immediate family member of any such person) must promptly notify the Chief Administrative Officer of any material interest that the related person has, had or may have in a related party transaction, including a description of the transaction and the aggregate dollar amount involved.  The Chief Administrative Officer must thereafter promptly notify the Chair of the ACER Committee of the same.
In determining whether to approve or ratify a related party transaction, the ACER Committee must consider, among other factors: (i) whether the related party transaction is entered into on terms no less favorable to the Company and its subsidiaries than terms generally available to an unaffiliated third-party under the same or similar circumstances; (ii) the results of an appraisal, if any; (iii) whether there was a bidding process and the results thereof; (iv) review of the valuation methodology used and alternative approaches to valuation of the transaction; and (v) the extent of the related person's interest in the transaction.  The policy further provides that the ACER Committee will review the following information when assessing a related party transaction: (a) the terms of the transaction; (b) the related person's interest in the transaction; (c) the purpose and timing of the transaction; (d) whether the Company or any of its subsidiaries is a party to the transaction, and if not, the nature and extent of the Company's or its subsidiary's participation in the transaction; (e) if the transaction involves the sale of an asset, a description of the asset, including date acquired and costs basis; (f) information concerning potential counterparties in the transaction; (g) the approximate dollar value of the transaction and the approximate dollar value of the related person's interest in the transaction; (h) any provisions or limitations imposed as a result of entering into the transaction; (i) whether the transaction includes any potential reputational risk issues that may arise as a result of or in connection with the transaction; (j) if the related person is a director of the Company or nominee for election as a director of the Company, whether the transaction could affect the person's status as an independent director; and (k) any other relevant information regarding the transaction.
The policy generally exempts ordinary course banking transactions and other transactions that do not require disclosure under Item 404(a) of SEC Regulation S-K.

Loans. HomeTrust Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers and their related persons are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to HomeTrust Bank prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.
H. Stanford Allen. Director H. Stanford Allen was employed by HomeTrust Bank as President of the Cherryville Federal Bank banking division until his retirement from that position on January 31, 2015.  For his services as an employee of HomeTrust Bank during fiscal 2015, Mr. Allen received a salary of $101,818, a payout for unused time off of $5,086, employer matching contributions to his 401(k) plan account of $2,788, life insurance premiums paid on his behalf of $459 and reimbursement of long-term disability insurance premiums that he paid of $975.  Mr. Allen also received above market interest on amounts deferred under the Deferred Compensation Plan and the EMCP of $221 and $1,702, respectively.  Mr. Allen participated in the HomeTrust Bank Director Emeritus Plan during fiscal 2012, but his participation terminated during fiscal 2012 in exchange for an additional benefit under the SERP that is identical to the benefit he would have been entitled to under the HomeTrust Bank Director Emeritus Plan.  Under his joinder agreement to the SERP, Mr. Allen's supplemental retirement income benefit will be comprised of the following: (1) a 20-year annual benefit, payable monthly, of $84,500; and (2) a separate, additional 15-year retirement benefit, payable monthly, in the annual amount of $43,500.  The additional benefit was added subsequent to June 30, 2011 in exchange for the termination of his participation in the HomeTrust Bank Director Emeritus Plan as described above.  Mr. Allen first became a participant in the SERP during fiscal 2011.  The increase from June 30, 2014 to June 30, 2015 in the actuarial present value of his accumulated benefit under the SERP was $1,768, using a 5% discount rate and his retirement date of January 31, 2015. During fiscal 2015, Mr. Allen received payments of SERP benefits totaling $35,625.
Sidney A. Biesecker. Director Sidney A. Biesecker was employed by HomeTrust Bank as President of the Industrial Federal Bank banking division until his retirement from that position on January 31, 2015.  For his services as an employee during fiscal 2015, Mr. Biesecker received a salary of $128,101, a payout for unused time off of $5,596, employer matching contributions to his 401(k) plan account of $7,693, life insurance premiums paid on his behalf of $583 and reimbursement of long-term disability insurance premiums that he paid of $1,217.  Mr. Biesecker also received above market interest on amounts deferred under the EMCP of $6,815.  In addition, Mr. Biesecker is a participant in the SERP.  Under his joinder agreement to the SERP, Mr. Biesecker's supplemental retirement income benefit will be comprised of the following: (1) a 20-year annual benefit, payable monthly, of $150,000; and (2) a separate, additional 20-year retirement benefit, payable monthly, in the initial annual amount of $30,000 subject to an annual increase of 5% per year commencing with the second year of the payout period.  Mr. Biesecker first became a participant in the SERP during fiscal 2010.  Mr. Biesecker has an additional retirement benefit under a Supplemental Income Agreement that he originally entered into with Industrial Federal Bank in 1996, which HomeTrust Bank assumed in connection with its acquisition of Industrial Federal Bank in fiscal 2010.  The decrease from June 30, 2014 to June 30, 2015 in the actuarial present value of his aggregate accumulated benefit under the SERP and the Supplemental Income Agreement was $3,574, using a 5% discount rate and his retirement date of January 31, 2015.  During fiscal 2015, Mr. Biesecker received payments of SERP benefits totaling $62,500.
F. Edward Broadwell, Jr.  Former Chairman and Chief Executive Officer F. Edward Broadwell, Jr. retired as an executive officer on November 25, 2013, as an employee on December 17, 2013 and as a director on November 24, 2014.  Mr. Broadwell is a participant in the SERP.  Under his joinder agreement to the SERP,  Mr. Broadwell's supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, of $411,507, which represents 60% of his highest average compensation (taking into account only base salary, bonuses and amounts deferred at his election) for a three (consecutive or nonconsecutive) calendar year period preceding the date Mr. Broadwell separated from service with HomeTrust Bank (his "Main Retirement Benefit"); (2) a separate, additional 20-year annual retirement benefit, payable monthly, with the annual payout amount starting at $7,200 in Year 1 and increasing at the rate of 8% annually after Year 1, to $36,326 in Year 20 (his "Additional Retirement Benefit"); and (3) in consideration for the cancellation of Mr. Broadwell's right to participate in the Director Emeritus Plan, another separate, 20-year retirement benefit (his  "Additional SERP Benefit"), payable monthly, in the annual amount of $22,800 subject to an increase of 4% per year commencing with the second year of the payout period and continuing through the 15th year of the payout period. Under Mr.

Broadwell's joinder agreement, the payout period for his Additional SERP Benefit commenced one month after he attained age 70 (in 2008).  Mr. Broadwell is fully vested in each of his Main Retirement Benefit, Additional Retirement Benefit and Additional SERP Benefit.  The actuarial present value of Mr. Broadwell's accumulated benefit under the SERP decreased by $167,833 from June 30, 2014 to June 30, 2015.  During fiscal 2015, Mr. Broadwell received payments of SERP benefits totaling $447,295 and above-market interest of $16,700 and $7,849 on amounts deferred under the EMCP and Deferred Compensation Plan, respectively, while an employee.
William T. Flynt. Director William T. Flynt retired as an employee of HomeTrust Bank in 2007.  Mr. Flynt is a participant in the SERP.  Under his joinder agreement to the SERP, Mr. Flynt's supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, of $133,200; and (2) a separate, additional 20-year retirement benefit, payable monthly, in the initial annual amount of $18,000 subject to an annual increase of 4% per year commencing with the second year of the payout period and continuing through the 15th year of the payout period.  The actuarial present value of Mr. Flynt's accumulated benefit under the SERP decreased by $71,522 from June 30, 2014 to June 30, 2015.  During fiscal 2015, Mr. Flynt received a payout under the SERP of $133,200.  In addition, during fiscal 2015, Mr. Flynt received above-market interest on amounts deferred under the EMCP of $7,454.
Peggy C. Melville.  Director Peggy C. Melville retired as an employee of HomeTrust Bank in 2008.  Ms. Melville is a participant in the SERP.  Under her joinder agreement to the SERP, Ms. Melville's supplemental retirement income benefit is comprised of a 20-year annual benefit, payable monthly, of $172,650.  During fiscal 2015, Ms. Melville received payments under the SERP totaling $172,650. The actuarial present value of Ms. Melville's accumulated benefit under the SERP decreased by $86,613 from June 30, 2014 to June 30, 2015.  During fiscal 2015, Ms. Melville also received payments under HomeTrust Bank's Management Capital Growth Recognition Plan of $75,219, which she earned while an employee of HomeTrust Bank, and payments under her Retirement Payment Agreement of $14,280, which related to salary she waived while an employee of HomeTrust Bank.  In addition, during fiscal 2015, Ms. Melville received above-market interest of $11,031 and $4,141 on amounts deferred under the EMCP and Deferred Compensation Plan, respectively, while an employee.
Larry S. McDevitt.  Director Larry S. McDevitt is a principal of The Van Winkle Law Firm, which has represented HomeTrust Bank in connection with various matters.  During the fiscal year ended June 30, 2015, the fees paid by HomeTrust Bank to The Van Winkle Law Firm totaled $706,647.
Anderson L. Smith. In connection with the Jefferson Merger, Director Anderson L. Smith, who served as President and Chief Executive Officer of Jefferson Bancshares and Jefferson Bank prior to the Jefferson Merger, entered into a Fully Restated Employment Agreement with HomeTrust Bank (the "HomeTrust Employment Agreement"), which superseded and replaced Mr. Smith's employment agreement with Jefferson Bancshares and Jefferson Bank (the "Jefferson Employment Agreement").  Pursuant to the HomeTrust Employment Agreement, Mr. Smith will be employed by HomeTrust Bank for two years following the Jefferson Merger and serve as Eastern Tennessee Regional President of HomeTrust Bank.  Mr. Smith will be entitled to: (i) receive a minimum annual base salary of $210,000; (ii) participate in all benefit and welfare plans programs that are provided to HomeTrust Bank employees; and (iii) receive certain other benefits, including an automobile allowance, reimbursement of his cell phone bill, life insurance coverage of two times his total annual compensation, long-term disability insurance coverage and a benefit under the Jefferson SERP of $15,083 per year for the remainder of the 15-year term which commenced on April 26, 2013.  If HomeTrust Bank terminates Mr. Smith's employment without cause or Mr. Smith terminates his employment for good reason, then Mr. Smith will receive a lump sum payment equal to the amount of base salary remaining to be paid during the term of the HomeTrust Employment Agreement.
At the effective time of the Jefferson Merger, in satisfaction of Mr. Smith's change in control benefits under the Jefferson Merger Agreement, HomeTrust Bank paid Mr. Smith $300,000 and loaned Mr. Smith $200,000.  Simple interest accrues on the loan at a rate of 4.0% per annum.  Principal in the amount of $100,000 plus all accrued interest was payable on May 29, 2015 and is again payable on May 29, 2016.  The HomeTrust Employment Agreement provides that if Mr. Smith is employed by HomeTrust Bank on a payment date, the amount due on such date will be forgiven as additional compensation to Mr. Smith; the amount due on May 29, 2015 was forgiven accordingly.  If HomeTrust Bank terminates Mr. Smith's employment without cause or Mr. Smith terminates his employment for good reason, the unpaid principal balance and all accrued interest will be forgiven.

In addition to the principal and interest forgiven on May 29, 2015, compensation received by Mr. Smith during fiscal 2015 included a salary of $210,000, employer matching contributions to his 401(k) plan account of $13,066, an ESOP allocation with a value as of June 30, 2015 of $7,644, life insurance premiums paid on his behalf of $857, and reimbursement of long-term disability insurance premiums that he paid of $570.  The actuarial present value of Mr. Smith's accumulated benefit under the Jefferson SERP decreased by $7,999 from June 30, 2014 to June 30, 2015.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
The Company believes that, based solely on a review of the copies of such reports furnished to it and written representations that no other reports were required during or with respect to the fiscal year ended June 30, 2015, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during or with respect to fiscal year 2015, other than the inadvertent failure of director Robert E. Shepherd, Sr. to timely report one transaction on Form 4 and the inadvertent failure of officer Tony J. VunCannon to timely report one transaction on Form 5.  During fiscal year 2014, officer Keith J. Houghton inadvertently failed to timely report one transaction on Form 4.
REPORT OF THE AUDIT, COMPLIANCE AND ENTERPRISE RISK MANAGEMENT
 COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
The ACER Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2015 with management.  The ACER Committee has discussed with Dixon Hughes Goodman LLP, the Company's independent auditors, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.
The ACER Committee has also received the written disclosures and the letter from Dixon Hughes Goodman LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Dixon Hughes Goodman LLP's communications with the ACER Committee concerning independence as currently in effect and discussed with Dixon Hughes Goodman LLP their independence.
Based on the ACER Committee's review and discussions noted above, the ACER Committee recommended to the HomeTrust Bancshares Inc. Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for filing with the SEC.
The foregoing report is furnished by the following members of the ACER Committee of the HomeTrust Bancshares, Inc. Board of Directors.
Robert G. Dinsmore, Jr. (Chairman)
William T. Flynt
J. Steven Goforth
Craig C. Koontz
F.K. McFarland III
Peggy C. Melville
Robert E. Shepherd, Sr.

PROPOSAL II
APPROVAL OF AMENDMENT NO. 1 TO THE TAX BENEFITS PRESERVATION PLAN

On September 25, 2012, the Company's Board of Directors adopted the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan, dated as of September 25, 2012, between the Company and Computershare Trust Company, N.A. as successor rights agent to Registrar and Transfer Company, as rights agent, which was approved by the Company's stockholders at the annual meeting of the Company's stockholders on January 17, 2013.  On August 31, 2015, the Board adopted Amendment No. 1 to the Tax Benefits Preservation Plan, which extends the Final Expiration Date (defined below) of the Tax Benefits Preservation Plan from September 25, 2015 to August 31, 2018.  The amendment also increases the Purchase Price (defined below) of the Rights (defined below), which is intended to reflect the Board's estimate of what the fair market value per share of the Company's common stock will be on the final expiration date, and makes other minor changes to the Tax Benefits Preservation Plan.
The Tax Benefits Preservation Plan was adopted in order to preserve valuable tax benefits of the Company that otherwise might become unavailable due to events beyond the Company's control.  The Tax Benefits Preservation Plan, as amended by Amendment No. 1, is currently in effect but will expire if Amendment No. 1 is not approved by the Company's stockholders prior to August 31, 2016.
Background and Reasons for the Proposal
The purpose of the Tax Benefits Preservation Plan is to protect our substantial tax assets.  As of June 30, 2015, we had approximately $71,458,000 of federal operating losses ("NOLs").  Our ability to use our NOLs and other pre-ownership change losses (collectively, "Pre-Change Losses") to offset future taxable income will be limited if we experience an "ownership change" as defined in Section 382 of the Internal Revenue Code.  In general, an ownership change occurs if, among other things, the stockholders (or specified groups of stockholders) who own or have owned, directly or indirectly, 5% or more of a corporation's common stock or are otherwise treated as 5% stockholders under Section 382 and U.S. Treasury regulations promulgated thereunder increase their aggregate percentage ownership of that corporation's stock by more than 50 percentage points over the lowest percentage of the stock owned by these stockholders over a rolling three-year period.  If we experience an ownership change our Pre-Change Losses will be subject to an annual limitation on their use, which is generally equal to the fair market value of our outstanding stock immediately before the ownership change multiplied by the long-term tax-exempt rate, which was 2.50% for ownership changes occurring in June 2015.   Depending on the size of the annual limitation (which is in part a function of our market capitalization at the time of the ownership change) and the remaining carryforward period for our Pre-Change Losses (U.S. federal net operating losses generally may be carried forward for a period of 20 years), we could realize a permanent loss of some or all of our Pre-Change Losses, which could have a material adverse effect on our results of operations and financial condition.
Our Board of Directors adopted the Tax Benefits Preservation Plan, and extended the Tax Benefits Preservation Plan through Amendment No. 1, to reduce the likelihood that we will experience an ownership change.  In general terms, the Tax Benefits Preservation Plan discourages (1) any person or group from becoming a beneficial owner of 4.99% or more of the Company's then-outstanding shares of common stock and (2) any existing 4.99% or greater stockholder from acquiring additional shares of Company common stock.  While the Tax Benefits Preservation Plan should reduce the likelihood that transactions in our stock will result in an ownership change under Section 382, there can be no assurance that the Tax Benefits Preservation Plan will be effective to deter a stockholder from increasing its ownership interests beyond the limits set by the Tax Benefits Preservation Plan or that an ownership change will not occur in the future.
Description of the Tax Benefits Preservation Plan
The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the full text of the Tax Benefits Preservation Plan and Amendment No. 1. Copies of Amendment No. 1 and the Tax Benefits Preservation Plan are attached to this proxy statement as Appendices A and B, respectively.  You should read the Tax Benefits Preservation Plan, including Amendment No. 1, in its entirety.
Rights.  On September 25, 2012, in connection with the initial adoption of the Tax Benefits Preservation Plan, the Company's Board of Directors declared a dividend of one preferred share purchase right (a "Right") in respect of each share of the Company's common stock outstanding at the close of business on October 9, 2012 (the "Rights Record Date") and to become outstanding between the Rights Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below).  Each Right represents the right to purchase, upon the terms and subject to the conditions set forth in the Tax Benefits Preservation Plan, 1/1,000th of a share of the Company's Junior Participating Preferred Stock, Series A ("Series A Preferred Stock"), for $22.63 ($16.14 prior to Amendment No. 1) (the "Purchase Price"), subject to adjustment as provided in the Tax Benefits Preservation Plan.  The Series A Preferred Stock is designed so that each 1/1,000th of a share of Series A Preferred Stock has economic and voting terms similar to those of one share of the Company's common stock.
Distribution Date.  Initially, the Rights will be attached to all shares of Company common stock then outstanding, and no separate Right certificates will be distributed.  On or after the Distribution Date, the Rights will separate from the shares of common stock and become exercisable.
The "Distribution Date" will occur on the earlier of (i) the close of business on the tenth business day after a Shares Acquisition Date (as defined below) and (ii) the close of business on the tenth business day (or such later day as may be designated prior to a Shares Acquisition Date by the Company's Board of Directors) after the date of the commencement of a tender or exchange offer by any person if, upon consummation of the offer, such person would or could be an Acquiring Person (as defined below).
A "Shares Acquisition Date" is the date of the first public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such.
An "Acquiring Person" means any person who or which, together with its affiliates, beneficially owns 4.99% or more of the Company's common stock (or any other securities of the Company then outstanding that would be treated as "stock" under Section 382 of the Internal Revenue Code), other than (i) the U.S. Government; (ii) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company; (iii) any person or entity who or which, together with its affiliates, was on the Rights Record Date, the beneficial owner of 4.99% or more of the Company's common stock, unless that person or entity subsequently increases their beneficial ownership percentage (other than as a result of any stock dividend, stock split or similar transaction or stock repurchase by the Company); (iv) any person or entity who or which the Company's Board of Directors determines, in its sole discretion, has inadvertently become a 4.99% or greater stockholder so long as such person or entity promptly divests sufficient shares to no longer be a 4.99% or greater stockholder; (v) any person or entity who or which has become the beneficial owner of 4.99% or more of the Company's common stock as a result of an acquisition of shares of common stock by the Company which, by reducing the number of shares outstanding, increased the proportionate number of shares beneficially owned by that person or entity, provided that the person or entity does not acquire any additional shares other than as a result of any stock dividend, stock split or similar transaction; and (vi) any person or entity who or which has become a 4.99% or greater stockholder if the Company's Board of Directors in good faith determines that the attainment of such status has not jeopardized or endangered the Company's utilization of the Tax Benefits.
Flip-In.  From and after a Shares Acquisition Date, (i) Rights owned by the Acquiring Person and its affiliates and certain of their transferees will automatically be void; and (ii) each other Right will automatically become a Right to buy, for the Purchase Price, in lieu of Series A Preferred Stock, that number of shares of the Company's common stock equal to (a) the Purchase Price multiplied by the number of 1/1000ths of a share of Series A Preferred Stock for which the Right is then exercisable divided by (b) 50% of the then-current per share market price of the Company's common stock.
Exchange.  At any time after a Shares Acquisition Date, the Company's Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for shares of common stock at an exchange ratio of one share of common stock per Right, subject to adjustments and limitations described in the Tax Benefits Preservation Plan.  The Board may enter into a trust agreement pursuant to which the Company would deposit into a trust shares of common stock that would be distributable to stockholders (excluding the Acquiring Person and its affiliates) in the event the exchange is implemented.  This feature is intended to facilitate a more orderly distribution of shares of common stock in the event that a Shares Acquisition Date occurs.

Redemption.  At any time prior to the Distribution Date, the Company's Board of Directors may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.0001 per Right.
Amendments. The Company may from time to time before the Distribution Date supplement or amend the Tax Benefits Preservation Plan without the approval of any holders of Rights.
After the Distribution Date, the Tax Benefits Preservation Plan may not be amended in any manner that would adversely affect the interests of the holders of Rights.
Expiration. The Rights will expire on the "Expiration Date," which is the earliest of (i) August 31, 2018 (the "Final Expiration Date"), (ii) the time at which all Rights have been redeemed by the Company, (iii) the time at which all Rights have been exchanged by the Company, (iv) such time as the Company's Board of Directors determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Plan are no longer in the best interests of the Company and its stockholders and (vi) the close of business on August 31, 2016, unless Amendment No. 1 is approved by the Company's stockholders at a meeting of stockholders held prior to such date.
Additional Considerations
Continued Risk of Ownership Change.  The Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change by discouraging persons from acquiring 4.99% or more of the outstanding shares of the Company's common stock.  It does not place an absolute bar on the attainment of such an ownership interest, however, and we cannot assure you that it will prevent the occurrence of an ownership change.
Potential Effects on Liquidity. The Tax Benefits Preservation Plan restricts a stockholder's ability to acquire, directly or indirectly, additional shares of the Company's common stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of shares of common stock may be limited by reducing the class of potential acquirers for such shares.
Possible IRS Challenge of Amount of Tax Benefits.  The Internal Revenue Service (the "IRS") has not audited or otherwise validated the amount of our tax benefits. The IRS could challenge the amount of our tax benefits, which could limit our ability to use our tax benefits to reduce our future income tax liability. In addition, the complexity of Section 382's provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate our tax benefits even if the Tax Benefits Preservation Plan remains in place.
Anti-Takeover Impact. Unlike traditional stockholder rights plans (commonly referred to as "poison pills"), which are designed and put in place to deter unsolicited takeovers bids, the Tax Benefits Preservation Plan is designed solely to protect our tax benefits by discouraging actions that could increase the likelihood of a loss of those benefits.  The Tax Benefits Preservation Plan could have an anti-takeover effect, however, because it will restrict the ability of a person, entity or group to accumulate 4.99% or more of our common stock, and the ability of persons, entities or groups owning 4.99% or more of our common stock prior to the adoption of the Tax Benefits Preservation Plan, from acquiring additional shares of our common stock without the approval of our Board of Directors.  The Tax Benefits Preservation Plan also could have an anti-takeover effect because an Acquiring Person's ownership may be diluted substantially upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our stock. We are not presently aware of any potential takeover transaction.
The Company's Board of Directors believes that any potential negative aspects of the Tax Benefits Preservation Plan are substantially outweighed by the benefits of the Tax Benefits Preservation Plan.  While the existence of the Tax Benefits Preservation Plan does not guarantee that we will not experience an ownership change under Section 382 of the Internal Revenue Code, the Board believes that the Tax Benefits Preservation Plan will reduce the likelihood of an ownership change.
Board Recommendation
The Company's Board of Directors unanimously recommends that stockholders vote FOR approval of Amendment No. 1 to the Tax Benefits Preservation Plan.

PROPOSAL III
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
The ACER Committee of the Company's Board of Directors has renewed the Company's arrangement for Dixon Hughes Goodman LLP to be the Company's independent auditors for the fiscal year ending June 30, 2016, subject to the ratification of that appointment by the Company's stockholders at the annual meeting.  A representative of Dixon Hughes Goodman LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
During the fiscal years ended June 30, 2015 and 2014, Dixon Hughes Goodman LLP provided various audit, audit related and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:
(a)
Audit Fees: Aggregate fees billed for professional services rendered during both fiscal years for the audit of annual financial statements,  statutory internal control attestation and review of financial statements included in the Company's Quarterly Reports on Form 10-Q: $285,366 - fiscal 2015; $295,224 - fiscal 2014.

(b)
Audit Related Fees: Aggregate fees billed for professional services rendered during both fiscal years for the audits of HomeTrust Bank's 401(k) plan and the Company's employee stock ownership plan and, in fiscal 2014 only, consents for the Company's Form S-4 Registration Statement for the Jefferson Merger:  $37,745 - fiscal 2015; $50,572 - fiscal 2014.

(c)
Tax Fees: Aggregate fees billed for professional services rendered during both fiscal years related to tax compliance and tax return preparation and, in fiscal 2014 only, issuance of opinion on state tax consequences of the Jefferson Merger: $44,450 - fiscal 2015; $73,210 - fiscal 2014.

(d)	All other fees: None.

The ACER Committee pre-approves all audit and permissible non-audit services to be provided by Dixon Hughes Goodman LLP and the estimated fees for these services.  None of the services provided by Dixon Hughes Goodman LLP described in items (a)-(c) above were approved by the ACER Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations.
The Company's Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2016.
STOCKHOLDER PROPOSALS
In order to be eligible for inclusion in the Company's proxy materials for the Company's next annual meeting of stockholders, any stockholder proposal to take action at the meeting must be received at the Company's executive office at 10 Woodfin Street, Asheville, North Carolina no later than June 17, 2016.  All stockholder proposals submitted for inclusion in the Company's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's charter and bylaws.
In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company's proxy materials for its next annual meeting of stockholders, the Company's bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company's proxy materials for the meeting.  In order to be eligible for presentation at the Company's next annual meeting of stockholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company's bylaws must be received by the Secretary of the Company not earlier than the close of business on August 2, 2016 and not later than the close of business on September 1, 2016.  If, however, the date of the next annual meeting is before November 10, 2016 or after January 29, 2017, the notice of the stockholder proposal must instead be received by the Company's Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.
ADDITIONAL INFORMATION
The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telephone, e-mail or other electronic means, without additional compensation.

APPENDIX A
AMENDMENT NO. 1
TO
TAX BENEFITS PRESERVATION PLAN

Amendment No. 1, dated as of August 31, 2015 (this "Amendment"), to the Tax Benefits Preservation Plan, dated as of September 25, 2012 (the "Plan"), between HomeTrust Bancshares, Inc., a Maryland corporation (the "Company"), and Computershare Trust Company, N.A., as successor rights agent to Registrar and Transfer Company (the "Rights Agent").

WHEREAS, the Company and the Rights Agent are parties to the Plan;

WHEREAS, Section 27 of the Plan provides that prior to the Distribution Date (as defined in the Plan), the Company may supplement or amend the Plan without the approval of any holders of Right Certificates (as defined in the Plan) to make any provision with respect to the Rights (as defined in the Plan) which the Company may deem necessary or desirable;

WHEREAS, the Distribution Date has not yet occurred; and

WHEREAS, the Company has deemed it desirable to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.            Amendments.

(a)            Clause (vi) of the definition of "Expiration Date" in Section 1(a)(m) of the Plan is amended in its entirety to read as follows:

"(vi) the Close of Business on August 31, 2016, unless Amendment No. 1, dated as of August 31, 2015, to the Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to August 31, 2016."

(b)            The definition of "Final Expiration Date" in Section 1(a)(n) of the Plan is amended in its entirety to read as follows:

" "Final Expiration Date" shall mean the Close of Business on August 31, 2018; provided that if a Shares Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Shares Acquisition Date."

(c)            The definition of "Purchase Price" in Section 1(a)(r) of the Plan is amended in its entirety to read as follows:

" "Purchase Price" shall mean the price (subject to adjustment as provided herein) at which a holder of a Right may purchase 1/1,000th of a Preferred Share (subject to adjustment as provided herein) upon exercise of a Right, which price shall be $22.63."

(d)            Section 3 of the Plan is hereby amended to delete the second sentence thereof in its entirety and replace it with the following:

 "The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent setting forth the respective duties of the Rights Agent and any co-Rights Agent, and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Plan applicable to the Rights Agent shall be deemed also to apply to such co-Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents."

(e)            The form of legend appearing in Section 4(c) of the Plan is amended so that the reference therein to "Registrar and Transfer Company" is replaced with "Computershare Trust Company, N.A."

(f)            Section 20(c) of the Plan is hereby amended to add the following language to the end thereof:

"Notwithstanding anything in this Plan to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action."

(g)            Section 21 of the Plan is hereby amended to add the following language to the end thereof:

"In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates (other than as a result of a transaction described in the first sentence of Section 19 hereof involving the Rights Agent), the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice."

(h)            The address for the Rights Agent appearing in Section 26 of the Plan is amended to read as follows:

"Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services"

(i)            Section 32 of the Plan is amended in its entirety to read as follows:

 "SECTION 32.                                        GOVERNING LAW.  This Plan, any amendment hereto (except as otherwise provided therein) and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof."

(j)            The Plan is amended to add in the following new Section 35:

"SECTION 35.                                        FORCE MAJEURE.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest."

(k)            The form of Right Certificate contained in Exhibit B to the Plan is amended so that the references therein to "Registrar and Transfer Company" are replaced with "Computershare Trust Company, N.A." and the reference therein to "$16.14" is replaced with "$22.63."

(l)            The "Summary of Terms" contained in Exhibit C to the Plan is amended so that the reference therein to "$16.14" is replaced with "$22.63."

2.            Effect of this Amendment.  It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof.  Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect.

3.            Counterparts.  This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

4.            Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5.            Descriptive Headings.  The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

HOMETRUST BANCSHARES, INC.

By:	/s/ Tony J. VunCannon
Name:	Tony J. VunCannon
Title:	Executive Vice President, Chief Financial Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Dennis V. Moccia
Name:	Dennis V. Moccia
Title:	Manager, Contract Administration

APPENDIX B

HOMETRUST BANCSHARES, INC.

AND

REGISTRAR AND TRANSFER COMPANY

TAX BENEFITS PRESERVATION PLAN

DATED AS OF SEPTEMBER 25, 2012

LIST OF EXHIBITS

Exhibit A                        Articles Supplementary to the Charter of HomeTrust Bancshares, Inc.
Exhibit B                          Form of Right Certificate
Exhibit C                          Form of Summary of Terms

TAX BENEFITS PRESERVATION PLAN
TAX BENEFITS PRESERVATION PLAN (this "Plan"), dated as of September 25, 2012 between HomeTrust Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and Registrar and Transfer Company (the "Rights Agent").
WHEREAS, the Company and certain of its Subsidiaries (as defined below) have generated certain Tax Benefits (as defined below) for United States federal income tax purposes, and the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Code (as defined below) and thereby preserve the Company's ability to utilize such Tax Benefits;
WHEREAS, the Board of Directors of the Company (the "Board") has authorized and declared a dividend of one preferred share purchase right (a "Right") in respect of each Common Share (as defined below) of the Company outstanding at the Close of Business (as defined below) on October 9, 2012 (the "Record Date"), each such Right representing the right to purchase 1/1,000th of a Preferred Share (as defined below) upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment) in respect of each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below); and
WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Right Certificates (as defined below), the exercise of Rights and other matters referred to herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
SECTION 1.  CERTAIN DEFINITIONS.  For purposes of this Plan, the following terms have the meanings indicated:
(a)            "Acquiring Person" shall mean any Threshold Holder except:
(i)            the U.S. Government;
(ii)            any Exempt Person;
(iii)            any Grandfathered Person, unless such Grandfathered Person's percentage Beneficial Ownership increases on or after the Record Date, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company;
(iv)            any Person who or which the Board determines, in its sole discretion, has inadvertently become a Threshold Holder, so long as such Person (or its Affiliate) promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person is no longer a Threshold Holder;
(v)            any Person that has become a Threshold Holder as the result of an acquisition of any class of Company Securities by the Company which, by reducing the number of shares of that class outstanding, increases the proportionate number of Company Securities of that class Beneficially Owned by such Person so that such Person would otherwise become an Acquiring Person; provided, however, that if such Person shall thereafter become the Beneficial Owner of any additional Company Securities of that class (other than Beneficial Ownership resulting from events of the type described in sub-clauses (A) and (B) of clause (iii) above), such Person shall be deemed to be an "Acquiring Person" unless upon becoming the Beneficial Owner of such additional Company Securities, such Person does not Beneficially Own 4.99% or more of that class of Company Securities; and

(vi)            any Person that has become a Threshold Holder if the Board in good faith determines that the attainment of such status has not jeopardized or endangered the Company's utilization of the Tax Benefits.
(b)            "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose Company Securities would be deemed to be (i) constructively owned by such first Person, or (ii) otherwise aggregated with shares owned by such first Person (other than any aggregation solely by reason of such shares being part of the same "public group" as defined under Treasury Regulation Section 1.382-2T(f)(13)), in each case pursuant to the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder.
(c)            A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own," and shall have "Beneficial Ownership" of, any Company Securities or any Rights, as applicable, (i) which such Person directly owns or (ii) which such Person would be deemed to own constructively pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an "option" pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Company Securities or Rights, as applicable, owned by any Affiliate of such Person); provided that a Person shall not be treated as "Beneficially Owning" Company Securities pursuant to clause (i) above to the extent that such Person does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Company Securities.
(d)            "Board" shall have the meaning set forth in the Recitals.
(e)            "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in North Carolina are authorized or obligated by law or executive order to close.
(f)            "Close of Business" on any given date shall mean 5:00 p.m., Eastern Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Eastern Time, on the next succeeding Business Day.
(g)            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.
(h)            "Common Shares" when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company.
(i)            "Company Securities" shall mean Common Shares and any other interest that would be treated as "stock" of the Company for purposes of Section 382 of the Code (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).
(j)            "Distribution Date" shall mean the earlier of (i) the Close of Business on the tenth (10) Business Day after a Shares Acquisition Date and (ii) the Close of Business on the tenth (10) Business Day (or such later day as may be designated prior to a Shares Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.
(k)            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,.
(l)            "Exempt Person" shall mean the Company, any Subsidiary (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

(m)            "Expiration Date" shall mean the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which all Rights (other than Rights that have become null and void pursuant to Section 8(e) hereof) are exchanged as provided in Section 24 hereof, (iv) such time as the Board determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and this Plan are no longer in the best interests of the Company and its stockholders and (vi) the Close of Business on September 25, 2013, unless this Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to such date.
(n)            "Final Expiration Date" shall mean the Close of Business on September 25, 2015; provided that if a Shares Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Shares Acquisition Date.
(o)            "Grandfathered Person" shall mean any Person who or which, together with all Affiliates of such Person, was on the Record Date, the Beneficial Owner of 4.99% or more of the Company Securities outstanding on such date.  Any Grandfathered Person who, together with all of its Affiliates, subsequently becomes the Beneficial Owner of less than 4.99% of the Company Securities shall cease to be a Grandfathered Person.
(p)            "Person" shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.
(q)            "Preferred Shares" shall mean shares of the Company's Junior Participating Preferred Stock, Series A, $0.01 par value per share, having the rights and preferences set forth in the form of Articles Supplementary attached as Exhibit A to this Plan.
(r)            "Purchase Price" shall mean the price (subject to adjustment as provided herein) at which a holder of a Right may purchase 1/1,000th of a Preferred Share (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $16.14.
(s)            "Redemption Date" shall mean the time at which the Rights are redeemed as provided in Section 23 hereof.
(t)            "Section 382" means Section 382 of the Code, or any comparable successor provision.
(u)            "Securities Act" means the Securities Act of 1933, as amended.
(v)            "Shares Acquisition Date" shall mean the date of the first public announcement by the Company or an Acquiring Person (including, in the case of an announcement by an Acquiring Person, the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act or any similar or successor report)  indicating that an Acquiring Person has become such.
(w)            "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
(x)            "Tax Benefits" means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any Subsidiary.

(y)            "Threshold Holder" means any Person who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.99% or more of (i) the Common Shares then outstanding or (ii) any class of Company Securities (other than Common Shares) then outstanding.
(z)            "Trading Day" means a day on which the principal national securities exchange or over-the-counter market on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.
(aa)            "Treasury Regulation" means any final, proposed or temporary regulation of the U.S. Department of the Treasury under the Code and any successor regulation.
(bb)            "U.S.  Government" means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.
SECTION 2.  OTHER DEFINITIONAL AND INTERPRETATIVE PROVISIONS.  The words "hereof," "herein" and "hereunder" and similar terms used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Sections and Exhibits are to Sections and Exhibits of this Plan unless otherwise specified.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Plan as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Plan.  Any singular term in this Plan shall be deemed to include the plural, and any plural term the singular.  Whenever the words "include," "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "without limitation," whether or not they are in fact followed by those words or similar terms.  "Writing," "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.
SECTION 3.  APPOINTMENT OF RIGHTS AGENT.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Plan applicable to the Rights Agent shall be deemed also to apply to such co-Rights Agent.
SECTION 4.  ISSUE OF RIGHT CERTIFICATES.
(a)            Prior to a Distribution Date, (x) the Rights will be evidenced (subject to the provisions of Section 4(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (or, if Common Shares are uncertificated, the registration of such Common Shares on the stock transfer books of the Company) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (other  than the holder of any Rights that have become null and void pursuant to Section 8(e) hereof), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held.  As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)            As soon as practicable after the Record Date, the Company will send a copy of a Summary of Terms, in substantially the form of Exhibit C hereto (the "Summary of Terms"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company, and also will make a copy of the Summary of Terms publicly available through a filing with the Securities and Exchange Commission.  With respect to certificates representing Common Shares outstanding as of the Record Date (or, if Common Shares are uncertificated, shares registered on the stock transfer books of the Company), or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates representing such Common Shares (or, if Common Shares are uncertificated, by an appropriate notation in the stock transfer books of the Company) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights.  Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate for Common Shares (or, if Common Shares are uncertificated, the transfer on the stock transfer books of the Company of such Common Shares) outstanding on the Record Date, with or without a copy of the Summary of Terms attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
(c)            Rights shall be issued in respect of all Common Shares which are issued by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date.  Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to such certificates a legend in substantially the following form:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between HomeTrust Bancshares, Inc.  and Registrar and Transfer Company, dated as of September 25, 2012 (as it may be amended from time to time, the "Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of HomeTrust Bancshares, Inc.  Under certain circumstances, as set forth in the Plan, such rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for Common Shares or other securities or assets of the Company, may expire, may become void (including if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and will no longer be evidenced by this certificate.  HomeTrust Bancshares, Inc. will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor.
If any uncertificated Common Shares become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, the registration of such Common Shares on the stock transfer books of the Company shall evidence one Right for each such Common Share and the Company shall mail to every Person that holds such Common Shares a confirmation of the registration of such Common Share and Right on the stock transfer books of the Company, which confirmation will contain a legend indicating that a full copy of any rights, privileges, restrictions and conditions which may be attached to the Common Shares can be obtained without charge by contacting the Secretary of the Company.
In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.
SECTION 5.  FORM OF RIGHT CERTIFICATES.  The Right Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially the same as the form in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to custom and common usage.

SECTION 6.  COUNTERSIGNATURE AND REGISTRATION.
        (a)            The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer or President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.
            (b)            Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
SECTION 7.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST, OR STOLEN RIGHT CERTIFICATES.
            (a)            Subject to the provisions of Section 14 hereof, at any time after the Distribution Date, and prior to the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 8(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of 1/1,000ths of a Preferred Share (or Common Shares, in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof) as the Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder of the Right Certificate has complied with the requirements of Section 8(f).  Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 8(e), 8(f), 14 and 24 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
            (b)            Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to the Company and the Rights Agent of the loss, theft, destruction or mutilation of the Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company and the Rights Agent, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 8.  EXERCISE OF RIGHTS.
(a)            Subject to Sections 8(e) and 24 hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the Rights then to be exercised.
(b)            The Purchase Price shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
(c)            Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the total number of 1/1,000ths of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 10 hereof by certified check, cashier's check, or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent therefor) certificates for the number of Preferred Shares to be purchased (or, if the Preferred Shares are uncertificated, request from such transfer agent a statement setting forth such number of Preferred Shares to be purchased for which registration will be made on the stock transfer books of the Company) and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing such number of 1/1,000ths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent or registrations in the depositary agent's name shall be made on the stock transfer books of the Company if the Preferred Shares are uncertficated) and the Company hereby directs the depositary agent to comply with such request, and (ii) after receipt of such certificates (or, if the Preferred Shares are uncertificated, such statement) or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder.  If the Company is obligated to deliver Common Shares or other securities or assets pursuant to this Plan, upon exercise of the Rights or otherwise, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.
(d)            In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such Person's duly authorized assigns, subject to the provisions of Section 14 hereof.
(e)            Notwithstanding anything in this Plan to the contrary, any Rights Beneficially Owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person (or by an Affiliate of an Acquiring Person) who (A) becomes a transferee after the public announcement relating to a Shares Acquisition Date with respect to an Acquiring Person who was identified on the Shares Acquisition Date or (B) becomes a transferee with respect to an Acquiring Person (or an Affiliate thereof) and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Affiliate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate thereof) to holders of equity interests in such Acquiring Person (or in such Affiliate thereof) or to any Person with whom the Acquiring Person (or an Affiliate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 8(e), shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under this Plan or otherwise.  The Company shall use all reasonable efforts to ensure that the provisions of this Section 8(e) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder.  No Right Certificate shall be issued pursuant to Section 4 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Affiliate thereof or to any nominees of such Acquiring Person or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

(f)            Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 7 hereof or exercise pursuant to this Section 8 unless the registered holder of the applicable Rights (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, and (ii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.
(g)            The Company hereby waives application of each standstill or other similar provision relating to Company Securities by which a registered holder of Rights is bound as of the date of this Plan to the extent necessary to permit such registered holder to exercise such Rights in accordance with this Plan.
SECTION 9.  CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
SECTION 10.  RESERVATION AND AVAILABILITY OF CAPITAL STOCK.
(a)            The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 8 hereof.  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully-paid and nonassessable shares.   The foregoing covenants and agreements of the Company shall apply with respect to the Common Shares in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof.
                       (b)            So long as the Preferred Shares or other securities issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.
(c)            The Company shall use its reasonable best efforts to  (i) file, as soon as practicable following the earliest date after a Shares Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 12(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date.  The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 10(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect.  Notwithstanding anything contained in this Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

(d)            The Company covenants and agrees that it will take all such action as may be necessary to ensure that all 1/1000ths of a Preferred Share (or Common Shares, in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof) shall, at the time of delivery of such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.
                        (e)            The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates (or, if uncertificated, to register on the stock transfer books of the Company) or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.
SECTION 11.  PREFERRED SHARES RECORD DATE.  Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.  The foregoing also shall apply with respect to the Common Shares, in the event the Rights become exerciseable for Common Shares in accordance with Section 12(a)(ii) hereof.
SECTION 12.  ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS.  The Purchase Price, the number of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 12.
(a) (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as provided in this Section 12(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such Person would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of Rights be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Rights.

                      (ii)            Subject to Section 24 hereof, from and after the Shares Acquisition Date, each holder of a Right, other than Rights which have become null and void pursuant to the provisions of Section 8(e) hereof, shall have a right to receive, upon exercise thereof pursuant to Section 8(a) hereof at a price equal to the then current Purchase Price multiplied by the number of 1/1,000ths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of 1/1,000ths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 12(d) hereof) on the date of the occurrence of such event.
                      (iii)            In the event that there shall not be sufficient Common Shares authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing paragraph (ii), the Company may substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
(b)            In case the Company shall fix a record date for the issuance of rights, options, or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares or securities convertible into Preferred Shares at a price per Preferred Share (or having a conversion price per share, if a security is convertible into Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 12(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of Rights be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Rights.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)            In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 12(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)            For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 12(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such Trading Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Security is not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use, or, if on any such date the Security is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board.  If the Preferred Shares are not publicly held or so listed or traded, "current per share market price" shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to the foregoing provisions of this Section 12(d) (appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof), multiplied by one thousand (1,000).  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(e)            No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 12(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 12 shall be made to the nearest cent or to the nearest 1/1,000th of a Preferred Share.  Notwithstanding the first sentence of this Section 12(e), any adjustment required by this Section 12 shall be made no later than the Expiration Date.
(f)            If as a result of an adjustment made pursuant to Section 12(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 12(a), (b), (c), (e), (g), (h), (i), (k) and (m), and the provisions of Sections 7, 8, 10, 11and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g)            All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of 1/1,000ths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)            Unless the Company shall have exercised its election as provided in Section 12(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 12(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of 1/1,000ths of a Preferred Share (calculated to the nearest 1/1,000th of a Preferred Share) obtained by (i) multiplying (x) the number of 1/1,000ths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)            The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of 1/1,000ths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of 1/1,000ths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest 1/1,000th) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 12(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holder shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)            Irrespective of any adjustment or change in the Purchase Price or the number of 1/1,000ths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of 1/1,000ths of a Preferred Share which was expressed in the initial Right Certificates issued hereunder.
(k)            Before taking any action that would cause an adjustment reducing the Purchase Price below 1/1,000th of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and nonassessable Preferred Shares at such adjusted Purchase Price.
(l)            In any case in which this Section 12 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m)            Anything in this Section 12 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 12, as and to the extent that it in its sole discretion shall determine to be advisable in order that (i) any consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current per share market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of rights, options, or warrants referred to hereinabove in Section 12(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.
(n)            In the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of 1/1,000ths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of 1/1,000ths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 12(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

SECTION 13.  CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.  Whenever an adjustment is made as provided in Section 12 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.
SECTION 14.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES.
(a)            The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, such number of Rights or Right Certificates shall be rounded to the nearest whole number and thereafter such whole number of Rights or Right Certificates, as applicable, shall be issued or distributed.
(b)            The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of 1/1,000th of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of 1/1,000th of a Preferred Share).  Fractions of Preferred Shares in integral multiples of 1/1,000th of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges, and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of 1/1,000th of a Preferred Share, the Company shall round the Preferred Shares to the nearest 1/1,000th of a Preferred Share.
(c)            In the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof or in the event of an exchange in accordance with Section 24 hereof, the Company shall not be required to issue fractions of Common Shares upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Common Shares.  In lieu of fractional Common Shares, the Company shall round the number of shares of Common Shares to the nearest whole number of shares.
(d)            The holder of a Right by the acceptance of the Right expressly waives such Person's right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
SECTION 15.  RIGHTS OF ACTION.  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such Person's own behalf and for such Person's own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such Person's right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Plan.

SECTION 16.  AGREEMENT OF RIGHT HOLDERS.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)            prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b)            after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;
(c)            subject to Sections 7 and 8(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the second to last sentence of Section 8(e) hereof, shall be affected by any notice to the contrary; and
(d)            notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as reasonably practicable.
SECTION 17.  RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
SECTION 18.  CONCERNING THE RIGHTS AGENT.
(a)            The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder.  The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, claim or expense ("Loss") arising out of or in connection with its duties under this Plan, including the costs and expenses of defending itself against any Loss, unless such Loss shall be a result of the Rights Agent's gross negligence, bad faith or willful misconduct.
(b)            The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

SECTION 19.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.  Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  If at the time such successor Rights Agent shall succeed to the agency created by this Plan any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at the time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
SECTION 20.  DUTIES OF RIGHTS AGENT.  The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)            The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b)            Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer or President, any of the Vice Presidents, or the Chief Financial Officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.
(c)            The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d)            The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)            The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 8(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 4, 12, 23, or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred or Common Shares to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred or Common Shares will, when issued, be validly authorized and issued, fully-paid and non assessable.

(f)            The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
(g)            The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer or President, any of the Vice Presidents, or the Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.
(h)            The Rights Agent and any stockholder, director, officer, or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or any other legal entity.
(i)            The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or to any holder of Rights resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
SECTION 21.  CHANGE OF RIGHTS AGENT.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and after a Distribution Date, to the holders of the Right Certificates by first class mail.  The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and after a Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates by first class mail.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
SECTION 22.  ISSUANCE OF NEW RIGHT CERTIFICATES.  Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan.

SECTION 23.  REDEMPTION.
(a)            The Board may, at its option, at any time prior to the Distribution Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").  The redemption of the Rights by the Board may be made effective at such time on such basis and with such conditions as the Board in its sole discretion may establish.
(b)            Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within ten (10) days after such action of the Board ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear on the registry books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
SECTION 24.  EXCHANGE.
(a)            The Board may, at its option, at any time after a Shares Acquisition Date, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 8(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"); provided, however, that in connection with any exchange effected pursuant to this Section 24, no holder of Rights shall be entitled to receive Common Shares (or other shares of capital stock of the Company) that would result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Shares.  If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of in excess of 4.99% of the then-outstanding Common Shares (such shares, the "Excess Exchange Shares"), in lieu of receiving such Excess Exchange Shares and to the extent permitted by law or orders applicable to the Company, such holder will be entitled to receive an amount in cash equal to current per share market price of a Common Share at the Close of Business on the second Trading Day following the date the Board effects the forgoing exchange multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Promptly after the action of the Board electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive Common Shares in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 8(e) hereof) outstanding immediately prior thereto by mailing such notice in accordance with Section 26 hereof.  Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement").  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all or some (as designated by the Board) of the Common Shares (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.  Prior to effecting an exchange and registering Common Shares (or other such securities) in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void.  If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 8(e) hereof and not transferable or exerciseable or exchangeable in connection herewith.  Any Common Shares or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Shares or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.  Approval by the Board of this Plan shall constitute a determination by the Board that such consideration is adequate.

Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.
(b)            Immediately upon the effective date of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent on the effective date of said action of the Board ordering the exchange of Rights.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 8(e) hereof) held by each holder of Rights.
(c)            In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with subsection (a) of this Section 24, the Company may substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
SECTION 25.  NOTICE OF CERTAIN EVENTS.
(a)            If the Company shall propose, at any time after the Distribution Date and prior to the Expiration Date, (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights, or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination, or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) then, in each such case, the Company shall give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Preferred Shares or Common Shares, as the case may be, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares or Common Shares, as the case may be, for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares or Common Shares, as the case may be.

(b)            If a Stock Acquisition Date shall occur, then (i) the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event which notice shall describe such event and the consequences of such event to holders of Rights under Section 12(a)(ii) hereof and (ii) all references to Preferred Shares in paragraph (a) of this Section 25 shall be deemed to refer to Common Shares or other securities, as the case may be.
SECTION 26.  NOTICES.  Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
HomeTrust Bancshares, Inc.
10 Woodfin Street
Asheville, North Carolina 28801
Attention: Chief Executive Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Company) as follows:
Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016
Attention: Gary D'Alessandro

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company (or the Rights Agent on and after the Distribution Date).
SECTION 27.  SUPPLEMENTS AND AMENDMENTS.  The Company may from time to time supplement or amend this Plan without the approval of any holders of Right Certificates to make any provision with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent whether or not it would adversely affect the holders of Right Certificates; provided, however, that from and after the Distribution Date, this Plan shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than a holder of Rights that have become null and void pursuant to Section 8(e) hereof).  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment and, subject to the last sentence of this Section 27, such amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Plan.
SECTION 28.  SUCCESSORS.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 29.  DETERMINATION AND ACTIONS BY THE BOARD, ETC.  The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Plan).  All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.
SECTION 30.  BENEFITS OF THIS PLAN.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy, or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
SECTION 31.  SEVERABILITY.  If any term, provision, covenant, or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.  However, in the event that any such provision, covenant, or restriction of this Plan, or any portion thereof, shall be declared unenforceable because of its scope, breadth, or duration, then it shall be modified to the scope, breadth, or duration permitted by law and shall continue to be fully enforceable in such jurisdiction as so modified.
SECTION 32.  GOVERNING LAW.  This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof.
SECTION 33.  COUNTERPARTS.  This Plan may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original and both counterparts shall together constitute one and the same instrument.
SECTION 34.  DESCRIPTIVE HEADINGS.  Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

The parties hereto have caused this Plan to be duly executed by their respective authorized officers as of the day and year first above written.
HOMETRUST BANCSHARES, INC.

By:	/s/F. Edward Broadwell, Jr.
F. Edward Broadwell, Jr.
Chief Executive Officer

REGISTRAR AND TRANSFER COMPANY

By:	/s/Nicola Giancaspro
Nicola Giancaspro Vice President Stock Transfer Operations

Signature Page

EXHIBIT A

HOMETRUST BANCSHARES, INC.

ARTICLES SUPPLEMENTARY

 HomeTrust Bancshares, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST:  Under a power contained in Article 5 of the charter of the Corporation, the Board of Directors of the Corporation, by the following resolution duly adopted at a meeting duly called and held on September 25, 2012, classified and designated 80,000 shares (the "Shares") of the Corporation's preferred stock, par value $0.01 per share (the "Preferred Stock"), as "Junior Participating Preferred Stock, Series A," with the preferences, rights, voting powers, restrictions, limitations as to dividends and qualifications, as follows:

RESOLVED, that pursuant to the provisions of the charter of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the preferences, rights, voting powers, restrictions, limitations as to dividends and qualifications of the shares of such series, are as follows:
SECTION 1.  DESIGNATION AND AMOUNT.  The shares of such series shall be designated as "Junior Participating Preferred Stock, Series A" (the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be 80,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation that are convertible into Series A Preferred Stock.
SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.
(A)            Subject to the rights of the holders of any shares of any series of Preferred Stock (or other capital stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of the common stock, par value $0.01 per share (the "Common Stock"), of the Corporation and of any other stock ranking junior to the Series A Preferred Stock as to dividends, shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a " Quarterly Dividend Payment Date "), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to (subject to the provision for adjustment hereinafter set forth) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time after September 25, 2012 (the " Rights Declaration Date ") declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-A-1

(B)            The Board of Directors shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend as provided in paragraph (A) of this Section on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C)            Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date immediately prior to the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
SECTION 3.  VOTING RIGHTS.  In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:
(A)            Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)            Except as otherwise provided herein, in the Corporation's charter or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)            Except as set forth herein or as otherwise provided in the Corporation's charter or by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

B-A-2

SECTION 4.  CERTAIN RESTRICTIONS.
(A)            Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)            declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock;
(ii)            declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)            redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up of the Corporation) to the Series A Preferred Stock; or
(iv)            redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up of the Corporation), except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)            The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
SECTION 5.  REACQUIRED SHARES.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of the Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the charter of the Corporation or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.
SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series A Preferred Stock shall also be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of such stock ranking junior to the Series A Preferred Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-A-3

SECTION 7.  CONSOLIDATION, MERGER, ETC.  In the event the Corporation shall enter into any consolidation, merger, share exchange, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination of the foregoing, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
SECTION 8.  NO REDEMPTION.  The shares of Series A Preferred Stock shall not be redeemable.
SECTION 9.  RANK.  Unless otherwise provided in the charter of the Corporation or in articles supplementary relating to a subsequent series of Preferred Stock, the Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock and shall rank senior to the Common Stock as to such matters.
SECTION 10.  AMENDMENT.  The charter of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.
SECTION 11.  FRACTIONAL SHARES.  Series A Preferred Stock may be issued in fractions of a share, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have all other rights of holders of Series A Preferred Stock.
SECOND:                            The Shares have been classified and designated by the Board of Directors under the authority contained in the charter of the Corporation.

THIRD:                            These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH:                          The undersigned Chief Executive Officer acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of Page Intentionally Left Blank]

B-A-4

IN WITNESS WHEREOF, HomeTrust Bancshares, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Executive Vice President, Chief Administration Officer and Corporate Secretary on _______, 2012.
HOMETRUST BANCSHARES, INC.
ATTEST:

By:		By:
Name:	Teresa White	Name:	F. Edward Broadwell, Jr.
Title:	Executive Vice President, Chief Administration Officer and Corporate Secretary	Title:	Chief Executive Officer

B-A-5

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No.  R-______

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE PLAN) OR EARLIER IF REDEMPTION, EXCHANGE OR OTHER EXPIRATION EVENT OCCURS.  THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE ON THE TERMS SET FORTH IN THE PLAN.

Right Certificate

HOMETRUST BANCSHARES, INC.

This certifies that                                                               , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of  September 25 , 2012 (as it may be amended from time to time, the "Plan"), between HomeTrust Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and Registrar and Transfer Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan), at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, 1/1,000th of a share of Junior Participating Preferred Stock, Series A, $0.01 par value per share ("Preferred Shares"), of the Company, at a purchase price of $16.14 per 1/1,000th of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed.  The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of  September 25, 2012, based on the Preferred Shares as constituted at such date.  As provided in the Plan, the Purchase Price and the number and kind of securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, as described in the Plan.  Capitalized terms used but not defined in this Right Certificate have the meanings assigned to them in the Plan.
If the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person (or by an Affiliate of an Acquiring Person) who (A) becomes a transferee after the public announcement relating to a Shares Acquisition Date with respect to an Acquiring Person who was identified on the Shares Acquisition Date or (B) becomes a transferee with respect to an Acquiring Person (or an Affiliate thereof) and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Affiliate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate thereof) to holders of equity interests in such Acquiring Person (or in such Affiliate thereof) or to any Person with whom the Acquiring Person (or an Affiliate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of the restriction described in this paragraph, then such Rights shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under the Plan or otherwise
This Right Certificate is subject to all of the terms, provisions, and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Right Certificates.  Copies of the Plan are on file at the principal executive offices of the Company and the offices of the Rights Agent.

B-B-1

At any time after the Distribution Date and prior to the Expiration Date, this Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may, at any time prior to the Distribution Date, be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may, at any time after a Shares Acquisition Date, be exchanged by the Company in whole or in part for Common Shares.
No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of 1/1,000th of a Preferred Share and which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof such number of Preferred Shares shall be rounded to a whole number of Preferred Shares, as provided in the Plan.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings of other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of [___].

HOMETRUST BANCSHARES, INC.

By:
Name:
Title:

REGISTRAR AND TRANSFER COMPANY

By:
Name:
Title:

B-B-2

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of HOMETRUST BANCSHARES, INC., with full power of substitution.

Dated:

By:
Name:
Title:

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate:

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Right Certificate [        ] is [        ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate of an Acquiring Person.

By:
Name:
Title:

B-B-3

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise Rights represented by the Right Certificate.)

To:  HOMETRUST BANCSHARES, INC.

The undersigned hereby irrevocably elects to exercise _______ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities which may be issuable upon exercise of the Rights) and requests that certificates for such shares be issued (or registration for such shares be made, if such shares are to be issued in uncertificated form) in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ________________________________	By:
Name:
Title:

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate:

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [        ] are [        ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate of an Acquiring Person.

Dated: ________________________________	By:
Name:
Title:

B-B-4

NOTICE

The signatures in the foregoing Forms of Assignment and Election must conform to the name written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certifications set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, are not completed, HomeTrust Bancshares, Inc. and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) and such Assignment or Election to Purchase will not be honored.

B-B-5

EXHIBIT C

HOMETRUST BANCSHARES, INC.

TAX BENEFITS PRESERVATION PLAN

SUMMARY OF TERMS

Purpose
The purpose of the Tax Benefits Preservation Plan (the "Plan") described in this summary of terms is to preserve the value of certain tax benefits ("Tax Benefits") of HomeTrust Bancshares, Inc. (the "Company") for U.S. federal income tax purposes.

Rights
The Board of Directors of the Company (the "Board") has declared a dividend of one preferred share purchase right (a "Right") in respect of each share of common stock, par value $0.01 per share, of the Company ("Common Share") outstanding at the close of business on October 9, 2012 (the "Record Date") and to become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below).

Exercise
Prior to the Distribution Date (as defined below), the Rights are not exercisable.  After the Distribution Date, each Right is exercisable to purchase, for $16.14 (the "Purchase Price"), 1/1,000th of a share of the Junior Participating Preferred Stock, Series A, $0.01 par value per share ("Preferred Shares"), of the Company, subject to adjustment in accordance with the terms of the Plan.  The Preferred Shares are designed so that each 1/1,000th of a Preferred Share has economic and voting terms similar to those of one Common Share.

Distribution Date
Initially, the Rights will be attached to all Common Shares then outstanding, and no separate Right certificates will be distributed.  On or after the Distribution Date, the Rights will separate from the Common Shares and become exercisable.
The "Distribution Date" will occur on the earlier of (i) the close of business on the tenth business day after a Shares Acquisition Date (as defined below) and (ii) the close of business on the tenth business day (or such later day as may be designated prior to a Shares Acquisition Date by the Company's Board of Directors) after the date of the commencement of a tender or exchange offer by any person if, upon consummation thereof, such person would or could be an Acquiring Person (as defined below); provided, however, that if either of such dates occurs prior to the Record Date, then the Distribution Date will be the Record Date.
A "Shares Acquisition Date" is the date of the first public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such.
An "Acquiring Person" means any person who or which, together with its affiliates, beneficially owns 4.99% or more of the Common Shares (or any other securities of the Company then outstanding that would be treated as "stock" under Section 382 of the Internal Revenue Code of 1986, as amended), other than (i) the U.S. Government; (ii) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company; (iii) any person or entity who or which, together with its affiliates, was on the Record Date, the beneficial owner of 4.99% or more of the Common Shares, unless that person or entity subsequently increases their beneficial ownership percentage (other than as a result of any stock dividend, stock split or similar transaction or stock repurchase by the Company); (iv) any person or entity who or which the Board determines, in its sole discretion, has inadvertently become a 4.99% or greater stockholder so long as such person or entity promptly divests sufficient shares to no longer be a 4.99% or greater stockholder; (v) any person or entity who or which has become the beneficial owner of 4.99% or more of the Common Shares as a result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increased the proportionate number of shares beneficially owned by that person or entity, provided that the person or entity does not acquire any additional shares other than as a result of any stock dividend, stock split or similar transaction; and (vi) any person or entity who or which has become a 4.99% or greater stockholder if the Company's Board of Directors in good faith determines that the attainment of such status has not jeopardized or endangered the Company's utilization of the tax benefits sought to be preserved by the Company.

A copy of the Plan was attached as an exhibit to the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on September 25, 2012.  A copy of the Plan is available free of charge from the Company. This summary description does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended from time to time, the complete terms of which are incorporated herein by reference.

B-C-1

Flip-In
From and after a Shares Acquisition Date, (i) Rights owned by the Acquiring Person and its affiliates and certain of their transferees will automatically be void; and (ii) each other Right will automatically become a Right to buy, for the Purchase Price, that number of Common Shares equal to (a) the Purchase Price multiplied by the number of 1/1000ths of a Preferred Share for which the Right is then exercisable divided by (b) 50% of the then-current per share market price of the Common Shares.

Exchange
At any time after a Shares Acquisition Date, the Company's Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for Common Shares at an exchange ratio of one Common Share per Right, subject to adjustments and limitations described in the Plan.  The Board may enter into a trust agreement pursuant to which the Company would deposit into a trust Common Shares that would be distributable to stockholders (excluding the Acquiring Person and its affiliates) in the event the exchange is implemented.  This feature is intended to facilitate a more orderly distribution of Common Shares in the event that a Shares Acquisition Date occurs.

Redemption
At any time prior to the Distribution Date, the Company's Board of Directors may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.0001 per Right.

Amendments
The Company may from time to time before the Distribution Date supplement or amend the Plan without the approval of any holders of Rights.
After the Distribution Date, the Plan may not be amended in any manner that would adversely affect the interests of the holders of Rights.

Expiration
The Rights will expire on the earliest of (i) September 25, 2015, (ii) the time at which all Rights have been redeemed by the Company, (iii) the time at which all Rights have been exchanged by the Company, (iv) such time as the Company's Board of Directors determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Plan are no longer in the best interests of the Company and its stockholders and (vi) the close of business on September 25, 2013, unless the Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to such date.

B-C-2

A copy of the Plan was attached as an exhibit to the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on September 25, 2012.  A copy of the Plan is available free of charge from the Company. This summary description does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended from time to time, the complete terms of which are incorporated herein by reference.

B-C-3

# HOMETRUST BANCSHARES, INC.

**IMPORTANT ANNUAL MEETING INFORMATION** 000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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C123456789

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## Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 11:59 p.m. EDT on November 29, 2015. If you hold Company shares through the HomeTrust Bank KSOP, your proxy must be received by 11:59 p.m. EDT on November 25, 2015.**

### Vote by Internet

- Go to **www.envisionreports.com/HTBI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposals 2 and 3.

1. Election of Directors:*

| Nominee | For | Withhold |
|---|---|---|
| 01 - Sidney A. Biesecker | ☐ | ☐ |
| 02 - Robert G. Dinsmore, Jr. | ☐ | ☐ |
| 03 - Larry S. McDevitt | ☐ | ☐ |
| 04 - Peggy C. Melville | ☐ | ☐ |

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### B Non-Voting Items

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Annual Meeting. ☐

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 J N T

4 2 C V 2 4 9 5 0 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02SSDB

**Important notice regarding the Internet availability of proxy materials for the HOMETRUST BANCSHARES, INC. 2015 Annual Meeting of Stockholders.**
The Proxy Statement and the 2015 Annual Report to Stockholders are available at:
**http://www.envisionreports.com/HTBI**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## REVOCABLE PROXY — HOMETRUST BANCSHARES, INC.

**ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 30, 2015**
**10:00 a.m.**
**This proxy is solicited on behalf of the Board of Directors**

The undersigned hereby revokes all proxies previously given with respect to all shares of common stock, $.01 par value per share, of HomeTrust Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Renaissance Hotel, 31 Woodfin Street, Asheville, North Carolina, on November 30, 2015, at 10:00 a.m., local time, and appoints the members of the Board of Directors of the Company, with full power of substitution, to act as proxies for the undersigned for the purpose of voting such stock at the Annual Meeting, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present, as indicated on the reverse side.

This proxy may be revoked in the manner described in the Company's proxy statement for the Annual Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, proxy statement and Annual Report for the fiscal year ended June 30, 2015.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.**

**PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS**

**(Continued, and to be marked, dated and signed, on the other side)**